UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

               ----------------------------------

                            FORM 8-K


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934


Date of Report (Date earliest event reported): April 17, 1998
                                              ------------------



                    PARKWAY PROPERTIES, INC.
-----------------------------------------------------------------
      (Exact name of Registrant as specified in its charter)



Maryland                  1-11533                   74-2123597
-----------------------------------------------------------------
(State or other       (Commission File Number)      (IRS Employer
jurisdiction of                                     Identification
incorporation)                                        Number)

One Jackson Place Suite 1000
  188 East Capitol Street
      P. O. Box 24647
    Jackson, Mississippi                             39225-4647
-----------------------------------------------------------------

Registrant's telephone number, including area code:(601)948-4091
                                                    -------------


-----------------------------------------------------------------
   (Former name or former address, if changed since last report)









                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


Item 2.  Acquisition or Disposition of Assets.

Proposed Sale:

     On April 17, 1998, Parkway Properties, Inc. ("Parkway") entered into an agreement to sell its investment portfolio of four office properties located in Dallas, Texas for $53,250,000 to Triad Properties Corporation, a private real estate investment company. The sales price represents approximately $100 per square foot for the properties, which total approximately 534,390 net rentable square feet. The Company expects to close the transaction in early June 1998 and record a gain for financial reporting purposes of approximately $3.5 million on the sale in the second quarter. The Company anticipates that the taxable gain from this transaction will be deferred through a Section 1031 like-kind exchange and, accordingly, no special dividend of the capital gain will be required. Although the purchaser has deposited $250,000 non-refundable earnest money, the transaction is subject to the purchaser's customary due diligence procedures and closing conditions, and therefore no assurance can be given that the sale will be completed.


Item 7.   Financial Statements and Exhibits.

     (b)  Pro Forma Consolidated Financial Statements

     The following unaudited Pro Forma Consolidated Financial Statements are attached hereto.
                                                             Page
                                                             ----
Pro Forma Consolidated Financial Statements (Unaudited)      4
Pro Forma Consolidated Balance Sheet (Unaudited) -
  December 31, 1997                                          6
Pro Forma Consolidated Statement of Income (Unaudited) -
  For the Year Ended December 31, 1997                       7
Notes to Pro Forma Consolidated Financial
  Statements (Unaudited)                                     8

     (c)  Exhibits

     (10) (a) Purchase and Sale Agreement between Parkway Properties LP and Triad Properties Corporation. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.

     (10) (b) Purchase and Sale Agreement between Parkway Portfolio I LLC and Triad Properties Corporation. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.
                   PARKWAY PROPERTIES, INC.

           Pro Forma Consolidated Financial Statements
                           (Unaudited)

     The following unaudited pro forma consolidated balance sheet as of December 31, 1997 and pro forma consolidated statement of income of Parkway Properties, Inc. ("Parkway") for the year ended December 31, 1997 give effect to the recent purchases of Parkway listed below for the periods stated as well as the proposed sale of the four office buildings owned by Parkway in Dallas, Texas (the "Dallas Portfolio"). The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

     The pro forma consolidated balance sheet sets forth the effect of Parkway's purchases since December 31, 1997, as well as the proposed sale of the Dallas Portfolio, as if they had been consummated on December 31, 1997.

     The pro forma consolidated statement of income sets forth the effects of Parkway's purchases of the buildings listed below as if they had been consummated on January 1, 1997.


     BUILDING                            DATE OF PURCHASE

     Brookdale Portfolio                     02/25/98
     Schlumberger Building                   01/21/98
     Greenbrier Towers                       11/25/97
     Raytheon Building                       11/17/97
     First Little Rock Plaza                 11/07/97
     Hightower Centre                        10/01/97
     Morgan Keegan Tower                     09/30/97
     First Tennessee Plaza                   09/18/97
     Fairway Plaza                           08/12/97
     NationsBank Tower                       07/31/97
     Lakewood II                             07/10/97
     Sugar Grove                             05/01/97
     Vestavia Centre                         04/04/97
     Meridian                                03/31/97
     Charlotte Park Executive Center         03/18/97
     Courtyard at Arapaho                    03/06/97
     Ashford II                              01/28/97
     Forum II & III                          01/07/97

     In addition to the purchases listed above, the pro forma consolidated statement of income sets forth the effect of the sale of 1,750,000 shares of Common Stock on January 22, 1997,
262,500 shares of Common Stock on February 19, 1997, 3,000,000 shares of Common Stock on September 24, 1997, 450,000 shares of
Common Stock on October 6, 1997, 451,128 shares of Common Stock on February 23, 1998 and 855,900 shares of Common Stock on March
11, 1998, as well as the proposed sale of the Dallas Portfolio as if the transactions had occurred January 1, 1997.

     These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the purchases, sales and/or financings had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 10-K for the year ended December 31, 1997.
















































            PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED BALANCE SHEET
                     December 31, 1997
                       (Unaudited)

                                           Pro Forma
                               Historical  Adjustments  Pro Forma
                                            (1-5)(9)
                               ----------  -----------  ---------
                                          (In thousands)
 Assets
 Real estate related investments:
   Office buildings.............$362,074    $126,129     $488,203
   Land held for development....   1,721           -        1,721
   Accumulated depreciation..... (14,143)        333      (13,810)
                                --------    --------     --------
                                 349,652     126,462      476,114

 Land held for sale...........     4,309           -        4,309
 Mortgage loans...............     1,117           -        1,117
 Real estate partnership......       323           -          323
                                --------    --------     --------
                                 355,401     126,462      481,863
 Interest, rents receivable
   and other assets.............  12,232           -       12,232
 Cash and cash equivalents......     959        (959)           -
                                --------    --------     --------
                                $368,592    $125,503     $494,095
                                ========    ========     ========
Liabilities
Notes payable to banks..........$  6,473    $ 80,824     $ 87,297
Mortgage notes payable
  without recourse.............. 105,220           -      105,220
Accounts payable and other
  liabilities...................  12,158           -       12,158
                                --------    --------     --------
                                 123,851      80,824      204,675
                                --------    --------     --------
Stockholders' Equity
Common stock, $0.001 par value,
  70,000,000 shares authorized,
  9,765,176 shares issued and
  outstanding on an historical
  basis and 11,072,204 shares
  issued and outstanding on a
  pro forma basis...............      10           1           11
Additional paid-in capital...... 213,461      41,178      254,639
Retained earnings...............  31,270       3,500       34,770
                                --------    --------     --------
                                 244,741      44,679      289,420
                                --------    --------     --------
                                $368,592    $125,503     $494,095
                                ========    ========     ========
                     See accompanying notes



            PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED STATEMENT OF INCOME
              FOR THE YEAR ENDED DECEMBER 31, 1997
                             (Unaudited)
                                          Pro Forma
                              Historical Adjustments(6-9)ProForma
                              ---------- --------------  --------
                             (In thousands, except per share data)
Revenues
Income from office properties...$45,799    $35,994 (a)    $81,793
Income from other real estate
  properties....................    722          -            722
Interest on mortgage loans......     63          -             63
Management company income.......    539          -            539
Interest on investments.........    373       (373)             -
Dividend income.................    388          -            388
Deferred gains and other income.    203          -            203
                                -------    -------        -------
                                 48,087     35,621         83,708
                                -------    -------        -------
Expenses
Office properties
  Operating expense............. 19,697     15,674 (a)     35,371
  Interest expense:
    Contractual.................  5,486      2,849 (b)      8,335
    Amortization of loan cost...     95          -             95
  Depreciation and amortization.  6,033      5,647 (a)     11,680
  Minority interest.............     59          -             59
Other real estate properties
  Operating expense.............    462          -            462
Interest expense on bank notes:
  Contractual...................    810      3,860 (c)      4,670
  Amortization of loan costs....    187          -            187
Management company expense......    362          -            362
General and administrative......  3,312          -          3,312
                                -------    -------        -------
                                 36,503     28,030         64,533
                                -------    -------        -------
Income before gains............. 11,584      7,591         19,175
                                -------    -------        -------
Gain on sales
Gain on real estate held for
  sale and mortgage loans.......  2,907          -          2,907
                                -------    -------        -------
Net income......................$14,491    $ 7,591        $22,082
                                =======    =======        =======
Net income per share:
   Basic. ..................... $  2.05                   $ 1.99(6)
   Diluted..................... $  2.01                   $ 1.97(6)
Weighted average shares outstanding:
   Basic.......................   7,078                   11,072(6)
   Diluted.....................   7,214                   11,208(6)
                      See accompanying notes.




                    PARKWAY PROPERTIES, INC.

       Notes to Pro Forma Consolidated Financial Statements
                         (Unaudited)

1. On January 21, 1998, the Company purchased the Schlumberger Building (formerly known as Veritas Technology Center) (Schlumberger) in Houston, Texas for $12,200,000. Schlumberger is a five-story office building comprising approximately 155,324 net rentable square feet located in the Energy Corridor submarket of West Houston. The purchase was funded with advances under bank lines of credit.

2.   On February 23, 1998, the Company completed the sale of
     451,128 shares of Common Stock to a unit investment trust under its existing shelf registration with net proceeds to the Company of $14,231,000.

3.   On February 25, 1998, the Company purchased the 13-building
     Brookdale Portfolio for $163,014,000. The portfolio consists of approximately 1,468,138 net rentable square feet.

4.   On March 11, 1998, the Company completed the placement of
     855,900 shares of Common Stock to certain institutional investors with net proceeds to the Company of $26,948,000.

5. The Company entered into an agreement to sell the Dallas Portfolio for $53,250,000. The Company expects to close this transaction in early June 1998 and record a gain for financial purposes of approximately $3.5 million on the sale. Although the purchaser has deposited $250,000 non-refundable earnest money, the transaction is subject to the purchaser's customary due diligence procedures and closing conditions, and therefore no assurance can be given that the sale will be completed as contemplated.

6. The pro forma adjustments to the historical Consolidated Statement of Income for the year ended December 31, 1997 set forth the effects of Parkway's purchases of the following buildings as if they had been consummated on January 1, 1997.

          BUILDING                            DATE OF PURCHASE

          Brookdale Portfolio                     02/25/98
          Schlumberger Building                   01/21/98
          Greenbrier Towers                       11/25/97
          Raytheon Building                       11/17/97
          First Little Rock Plaza                 11/07/97
          Hightower Centre                        10/01/97
          Morgan Keegan Tower                     09/30/97
          First Tennessee Plaza                   09/18/97
          Fairway Plaza                           08/12/97
          NationsBank Tower                       07/31/97
          Lakewood II                             07/10/97
          Sugar Grove                             05/01/97
          Vestavia Centre                         04/04/97
          Meridian                                03/31/97
          Charlotte Park Executive Center         03/18/97
          Courtyard at Arapaho                    03/06/97
          Ashford II                              01/28/97
          Forum II & III                          01/07/97


(a) The pro forma adjustments to the Consolidated Statement of Income are detailed below by property for the year ended
     December 31, 1997.


                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate    Operating     Depreciation
                       Properties      Expense        Expense*
                       -----------   ------------   ------------
Purchases:
   Charlotte Park      $    505,000    $   208,000    $    69,000
   Ashford II                54,000         37,000          4,000
   Courtyard at
     Arapaho                366,000        164,000         58,000
   Meridian                 354,000        123,000         59,000
   Vestavia                 240,000         91,000         26,000
   Sugar Grove              309,000        165,000         43,000
   Lakewood II              977,000        447,000        129,000
   NationsBank Tower      2,392,000      1,003,000        271,000
   Fairway Plaza            859,000        379,000         94,000
   First Tennessee
     Plaza                4,253,000      2,080,000        477,000
   Morgan Keegan
     Tower                3,327,000      1,665,000        618,000
   Hightower Centre         833,000        333,000        113,000
   Raytheon Building      2,417,000      1,072,000        315,000
   First Little Rock      1,298,000        517,000        191,000
   Greenbrier Towers      1,913,000        835,000        330,000
   Schlumberger           2,260,000        817,000        275,000
   Brookdale Portfolio   20,543,000      9,108,000      3,668,000
Sale of Dallas Portfolio (6,906,000)    (3,370,000)    (1,093,000)
                        -----------     -----------    ----------
                        $35,994,000    $15,674,000    $ 5,647,000
                        ===========    ===========    ===========

     *Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).











     (b) Pro forma interest expense on real estate owned reflects the non-recourse debt placed on certain buildings acquired in 1996 and 1997 and debt assumed upon purchase at the actual amounts and rates by property as if in place January 1, 1997 and is detailed below.


          Property/Placement              Year Ended
              Date/Rate          Debt       12/31/97
          ------------------ -----------   ----------
          Lakewood II*
            7/97 8.08%       $ 6,910,000    $ 294,000

          BB&T
            11/97 7.3%        15,000,000      958,000

          Raytheon Building*
            11/97 8.125%       7,958,000      566,000

          First Tennessee
            Plaza
            12/97 7.17%       15,000,000    1,031,000
                                           ----------
                                           $2,849,000
                                           ==========

          *Assumed in purchase.


     (c) The pro forma effect of the building purchases, the placement of non-recourse debt, the sales of Common Stock and the proposed sale of the Dallas portfolio on interest expense on notes payable to banks was $3,860,000 for the year ended December 31, 1997.

 7. The pro forma basic and diluted earnings per share for the year ended December 31, 1997 reflect the sale of 1,750,000 shares of Common Stock on January 22, 1997, 262,500 shares of Common Stock on February 19, 1997, 3,000,000 shares of Common Stock on September 24, 1997, 450,000 shares of Common Stock on October 6, 1997, 451,128 shares of Common Stock on February 23, 1998 and 855,900 shares of Common Stock on March 11, 1998.

 8. No income tax expenses were provided because of the Company's net operating loss carryover and status as a REIT.

 9. On March 31, 1998, the Company purchased the SouthTrust Bank Building in St. Petersburg, Florida for $17,440,000. The SouthTrust Bank Building is a seventeen-story, 195,627 net rentable square foot office building overlooking Tampa Bay in downtown St. Petersburg. The purchase was funded with advances under bank lines of credit. None of the pro forma information contained in this 8-K gives effect to the purchase of the SouthTrust Bank Building or the indebtedness incurred in connection with such purchase.




                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  April 22, 1998              PARKWAY PROPERTIES, INC.




                                    BY: /s/Sarah P. Clark
                                         Sarah P. Clark
                                         Senior Vice President,
                                         Chief Financial Officer,
                                         Treasurer and Secretary





































                   PURCHASE AND SALE AGREEMENT

                             between


                     PARKWAY PORTFOLIO I LLC

                               and

                  TRIAD PROPERTIES CORPORATION


                         APRIL 17, 1998







































                        TABLE OF CONTENTS

ARTICLE 1PURCHASE AND SALE
     1.1  Purchase and Sale   1
     1.2  Real Property Identified 1
     1.3  Personal Property Identified  2
     1.4 Definition  of  Parcel, Parcels, Building and  Buildings
          3

ARTICLE 2 PURCHASE PRICE
     2.1  Escrow Deposit                                3
     2.2  Additional Escrow Deposit                     4
     2.3  Purchase Price                                4
     2.4  Payment of Purchase Price                     4

ARTICLE 3 ESCROW; CLOSING
     3.1  Escrow Agent                                  4
     3.2  Closing Date                                  4
     3.3  Closing Costs                                 4
     3.4  Prorations                                    5

ARTICLE 4 TITLE MATTERS
     4.1  Title Report/Commitment for Title Insurance   7
     4.2  Surveys                                       7
     4.3  Title Defects                                 8
     4.4  Title Insurance                               8
     4.5  "Aggregate" Title Policy                      8

ARTICLE 5 INFORMATION SCHEDULES
     5.1  Information Schedules                         9

ARTICLE 6 INSPECTION
     6.1  Inspection Period                            10
     6.2  Right of Termination                         11

ARTICLE 7 REPRESENTATIONS AND WARRANTIES
     7.1  Purchaser's Representations and Warranties   11
     7.2  Seller's Representations and Warranties      13

ARTICLE 8 COVENANTS
     8.1  Covenants of Seller                          15
     8.2  Mutual Release                               17

ARTICLE 9 CLOSING MATTERS
     9.1  Conditions to Purchaser's Obligations        17
     9.2  Conditions to Seller's Obligations           18
     9.3  Closing Deliveries                           18
     9.4  Purchaser's  Obligation  to  Timely
          Deliver  Closing  Deliveries                 20
     9.5  Knowledge as a Defense                       20
     9.6  Limitations on Liability                     20
     9.7  Knowledge Standard                           20
     9.8  Closing Contingent on Courtyard at Arapaho
          and Fairway Plaza Closings                   21

ARTICLE 10DEFAULTS AND REMEDIES
     10.1  Damages Against Purchaser                   21
     10.2  Damages against Seller                      21

ARTICLE 11RISK OF LOSS
     11.1  Risk of Loss                                22
     11.2  Minor Damage                                22
     11.3  Major Damage                                23
     11.4  Definition of Major Loss or Damage          23

ARTICLE 12GENERAL PROVISIONS
     12.1  Brokerage Commission                        23
     12.2  Confidentiality                             23
     12.3  Entire Agreement                            24
     12.4  Further Assurances                          24
     12.5  Modification, Waiver                        24
     12.6  Severability                                24
     12.7  Successors                                  24
     12.8  Assignment                                  24
     12.9  Survival of Representations and Warranties  25
     12.10 Attorneys' Fees                             25
     12.11 Time                                        25
     12.12 No Other Inducement                         25
     12.13 Computation of Time Periods                 25
     12.14 Notices                                     25
     12.15 Headings                                    26
     12.16 Exhibits                                    26
     12.17 Counterparts                                27
     12.18 Governing Law                               27
     12.19 Effective Date                              27


PURCHASE AND SALE AGREEMENT


     This Purchase and Sale Agreement ("Agreement") is made and entered into as of the Effective Date (as defined in Section ), by and between Parkway Portfolio I LLC, a Mississippi limited liability company ("Seller") and Triad Properties Corporation, an Alabama corporation, ("Purchaser");

     WHEREAS, Seller is the owner of certain parcels of land located in Addison, Texas and Dallas, Texas, which are legally described on Exhibits and attached hereto (the "Land"); and

     WHEREAS, there are certain real property improvements in, on or under the Land (collectively, the "Improvements") (the Land and Improvements are collectively referred to herein as the "Real
Property"); and

     WHEREAS, Seller owns certain items of tangible and intangible personal property listed on Exhibit attached hereto
(collectively "Personal Property") (the Real Property and
Personal Property are collectively referred to herein as the "Assets"); and

     WHEREAS, Seller desires to sell, transfer, assign and convey to Purchaser, and Purchaser desires to purchase and acquire from Seller, all of Seller's right, title and interest in and to the Land, Improvements and the Personal Property pursuant to the terms and conditions set forth herein (the "Transaction"); and

     NOW, THEREFORE, in consideration of the premises, and the mutual covenants, agreements, representations and warranties contained in this Agreement, and intending to be legally bound, Purchaser and Seller agree as follows:

I.
     ARTICLE

                        PURCHASE AND SALE

0.1 Purchase and Sale. Subject to the provisions of, and on the basis of the covenants, agreements, representations and warranties contained in this Agreement, Seller agrees to sell, transfer, assign and convey all of its right, title and interest in and to the Assets to Purchaser, and Purchaser agrees to purchase and acquire the Assets from Seller.

0.2        Real Property Identified.  As used herein, the Real
Property shall mean:
(a)                   Description of Land.  The real estate
legally described in Exhibits  and  attached hereto.

(b)                   Description of Improvements.  The
Improvements, all building materials, fixtures, heating, ventilation and air conditioning systems, canopies, sidewalks, walkways, planters and landscape materials, and all other real property improvements owned by Seller and located in, on or under the Land or related to, used or available for use in the ownership, conduct, operation or maintenance of the Real
Property.

(c)                   Rights and Appurtenances.  All and
singular, the rights and appurtenances pertaining to the Land, including, but not limited to, any right, title and interest of Seller in and to adjacent streets, roads, alleys, easements and rights-of-way.

0.3     Personal Property Identified.

(a)                   Description of Tangible Personal Property.
The tangible Personal Property consists of all tangible personal property located on or attached to the Real Property and owned by Seller and used or available for use by Seller in the ownership, operation and/or management of the Real Property and in the repair, operation and maintenance of the Assets, including, without limitation, all of Seller's right, title and interest in all equipment, tools, machinery, furniture, furnishings, office and other supplies, inventories, spare parts and other tangible personal property located on or attached to the Real Property. The tangible Personal Property specifically includes all tangible personal property located in any management office at the real property owned or leased by Seller. The material tangible Personal Property is generally described on Exhibit attached hereto.

(b) Description of Intangible Personal Property. The intangible Personal Property consists of all material intangible personal property owned by Seller and used by Seller in connection with the operation and/or management of the Real Property and in the repair, operation and maintenance of the Assets and includes, without limitation, (i) all assignable guarantees and warranties (including those pertaining to construction of the Improvements, if any); (ii) all assignable licenses and other permits relating to the use and ownership of the Assets or the operation thereof; (iii) all assignable contracts, agreements and contract rights; (iv) rights, if any, to use any trade names associated with the Assets on a non-exclusive basis (Seller makes no representation or warranty with respect to its right to use such names and has not registered or filed an assumed name certificate for the same in any manner); and (v) all leases, tenancies and rental agreements or arrangements (collectively, the "Leases") with tenants, and security, damage and other deposits and payments which are set forth on Exhibit with respect to the Leases and not applied by Seller in accordance with the terms of the Leases prior to the Closing Date (collectively, the "Deposits").

0.4 Definition of Parcel, Parcels, Building and Buildings.

(a)                   Building(s).  The terms "Building" and
"Buildings" as used herein shall mean and refer to either one of or both of the Belvedere Building and/or the Atrium at Bent Tree
Building as the context may require.

(b)                   Belvedere Building.  The term "Belvedere
Building" shall mean and refer to the Building located on the Land in Addison, Texas and more particularly described on Exhibit.

(c)                   Atrium at Bent Tree Building.  The term
"Atrium at Bent Tree Building" shall mean and refer to the Building located on the Land in Dallas, Texas and more particularly described on Exhibit .

(d) Parcel(s). The term "Parcel" and "Parcels" as used herein shall mean and refer to either one of or both of the Belvedere Parcel and/or The Atrium at Bent Tree Parcel as the context may require.

(e)                   Belvedere Parcel.  The term "Belvedere
Parcel" shall mean and refer to the Land legally described on Exhibit and the Improvements located thereon.

(f)                   Atrium at Bent Tree Parcel.  The term
"Atrium at Bent Tree Parcel" shall mean and refer to the Land legally described on Exhibit and the Improvements located thereon.

                     1              ARTICLE

                         PURCHASE PRICE
1.1 Escrow Deposit. Purchaser shall within two (2) business days following the Effective Date deliver to Chicago Title Insurance Company, National Accounts Division, Attention: Ellen Schwab, Telephone:
________, Facsimile:_______, Attention: __________ or such other national title company as selected by Seller and approved by Purchaser ("Title Company") the sum of $150,000.00 ("Initial
Escrow Deposit") in lawful funds of the United States of America.
Except as contemplated by Sections  and , the Initial Escrow
Deposit and all interest thereon shall be non-refundable to Purchaser but shall be credited toward the Purchase Price upon Closing (defined below). Title Company is hereby instructed to invest the Initial Escrow Deposit in an interest bearing account in the name of Purchaser. Purchaser's taxpayer identification number is __________. Purchaser and Seller hereby acknowledge and agree that, at Closing all accrued interest on the Initial
Escrow Deposit shall be credited to Purchaser, provided, however, in the event that this Transaction does not close under circumstances where Seller is entitled to the Escrow Deposit, then all accrued interest thereon shall be delivered to Seller.

1.2 Additional Escrow Deposit. Within one (1) business day following the expiration of the Inspection Period (defined below), if Purchaser has not elected to terminate this Agreement in accordance with Article below, Purchaser shall deposit an additional $150,000.00 (the "Additional Escrow Deposit") which shall, together with the Initial Escrow Deposit constitute the "Escrow Deposit". In the event Purchaser fails to deliver the Additional Escrow Deposit pursuant to the terms hereof, then the Initial Escrow Deposit shall be delivered to Seller and neither party shall have any further obligation to the other. Upon delivery of the Additional Escrow Deposit, the entire Escrow Deposit shall be non-refundable to Seller except as contemplated by Sections and .

1.3 Purchase Price. Seller agrees to sell, and Purchaser agrees to purchase, the Assets for a total purchase price equal to Twenty Seven Million Five Hundred Fifty Thousand and 00/100 Dollars
($27,550,000) ("Purchase Price"), plus or minus prorations and other adjustments provided by this Agreement, upon and in accordance with the terms and conditions of this Agreement. The Purchase Price shall be allocated among the Parcels pursuant to Exhibit .

1.4  Payment of Purchase Price.  The Purchase Price
(of which the Escrow Deposit may be a part), plus or minus prorations, shall be paid in immediately available funds through escrow to Seller on the Closing Date (defined below).

                     2       ARTICLE

                         ESCROW; CLOSING
2.1  Escrow Agent.
Title Company is authorized and instructed to act as escrow agent pursuant to the terms of this Agreement. By execution of the acknowledgment attached hereto, Title Company acknowledges receipt of the Initial Escrow Deposit. Title Company shall promptly notify both Purchaser and Seller upon receipt of the Additional Escrow Deposit. Purchaser and Seller shall execute any additional escrow instructions reasonably required by Title Company to complete the Transaction provided that such instructions are not inconsistent with the terms of this Agreement.

2.2  Closing Date.
Closing shall be on the fifteenth (15th) day after the expiration of the Inspection Period (hereafter referred to as "Closing Date" or "Closing"), unless a different date is determined by the mutual agreement of Seller and Purchaser. If Seller elects to extend the closing under that certain Purchase and Sale Agreement of even date herewith between Purchaser and Parkway Properties LP (the "Courtyard Agreement"), Purchaser may at its option proceed to close the transaction contemplated hereby.

2.3  Closing Costs.

(a) Seller's Payments. Seller shall pay the cost and expenses, if any, of (i) the title search and title insurance commitment; (ii) fees for recording the deed conveying the Real Property, including any stamp, documentary or transfer taxes; (iii) the surveys; (iv) the premium for a single Owner's standard form title policy in the aggregate amount of $53,250,000 which shall cover the Real Property and the "Real Property" under the Courtyard Agreement (but not for any modifications, endorsements or deletions with respect thereto, including without limitation, survey endorsements) not to exceed $155,913.50; and
(v) one-half of any escrow fees charged by Title Company.

(b) Purchaser's Payments. Purchaser shall pay and the cost and expenses of: (i) any endorsements, modifications or deletions to the title insurance policies (including, without limitation, deletion of the survey exception); and (ii) one-half of any escrow fees charged by title company.

(c) Other Costs. Each party will pay all its own expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation
(i) all costs and expenses stated herein to be borne by a party, and (ii) all of their respective consulting, accounting, legal and appraisal fees.

2.4 Prorations. Thefollowing prorations shall be made effective as of the Closing Date and, to the extent possible, shall be made tentatively at Closing:

(a) Proration Date. All prorations shall be made as of 12:01 a.m., according to the time zone in which the Assets are located, on the Closing Date, and, subject to the provisions of Section , as if Purchaser were vested with title to the Assets during the entire Closing Date.

(b) Rents. All rents under the Leases for the month in which Closing occurs which are actually received by Seller shall be prorated as of the Closing Date. All advance payments of rents, other than for the month in which Closing occurs, and all Deposits shall be paid by Seller to the Purchaser at Closing. Delinquent rents and additional rents owed for the month during which Closing occurs (for the pro rata period of Seller's ownership of such Property) or prior to the month during which the Closing takes place shall remain the property of Seller, and Purchaser, without cost to Purchaser, shall use reasonable efforts (not to include commencing any eviction action or other litigation to collect such delinquency) to collect such delinquent rents and additional rents for the benefit of Seller after Closing and shall cooperate with Seller in the collection of any such delinquent rents and additional rents, but shall not be obligated to collect any such delinquency. Seller shall retain the right to pursue all remedies (excluding eviction of tenants) against tenants from whom Purchaser is unable to collect such delinquent rents and additional rents despite diligent efforts. After the Closing, Seller will cause to be paid or turned over to Purchaser all rents, if any, received by Seller after Closing and attributable to any period following the Closing. All rent received by Purchaser after the Closing Date shall be applied first to current rentals and then to delinquent rentals in the inverse order of maturity. Purchaser shall cause to be paid or turned over to Seller all rents received by Purchaser after Closing and attributable to any period prior to Closing, subject to the provisions of the immediately preceding sentence.

(c)                   Deposits.  After the Closing, Purchaser
will assume full responsibility for all Deposits which are itemized by Seller and credited to Purchaser at the Closing.

(d) Taxes. Ad Valorem and personal property taxes and assessments against the Assets for the year of Closing, including, without limitation, assessments associated with declaration of covenants and association dues, if any, shall be prorated between Seller and Purchaser as of the Closing Date. If actual taxes are unknown, they shall be prorated based upon the best available information from the local taxing authority. To the extent that the actual taxes for the current year differ from the amounts so apportioned at Closing, Seller and Purchaser shall make all necessary adjustments by appropriate payments between themselves following Closing. Provided, however, Seller shall not be required to make payments to Purchaser for any tax proration to the extent such payment is payable by or chargeable to tenants. Subject to any applicable proration, all such taxes and assessments which are due and payable on or before the Closing Date shall be paid in full by Seller prior to Closing.

(e) Utilities. Charges for utilities serving the Assets shall be determined as of the day preceding the Closing Date. Final readings and final billings for utilities will be made if possible as of the day preceding Closing, in which event no proration will be made at Closing with respect to utility bills. If final readings and final billings for utilities are not possible, the parties shall prorate the utility bills based on the most recent prior months' utility bills, and upon receipt of the actual utility bills which include the Closing Date and to the extent that the amounts so apportioned at Closing differ, Seller and Purchaser shall make all necessary adjustments by appropriate payments between themselves following Closing. All utility deposits of Seller shall belong to Seller.

(f) Contract Charges. Charges with respect to service contracts transferred and assigned to Purchaser shall be prorated as of the Closing Date. Payments for obligations under leases of tangible Personal Property transferred and assigned to Purchaser will be prorated as of the Closing Date. To the extent not reflected in the closing statements evidencing the Transaction, Purchaser and Seller agree to adjust between themselves outside of Closing any amounts which are the responsibility of the other party pursuant to this subsection.

(g)                   Miscellaneous Operating Income and Expense.
Except as otherwise provided herein, all other income or operating expenses relating to the Assets will be prorated at the Closing, effective as of the date of Closing.

(h) Leasing Costs. Seller shall be responsible for paying all costs, including, without limitation, tenant improvements and leasing commissions associated with any new lease, or any expansion, modification or renewal of any existing Lease, executed by Seller or exercised by a tenant prior to the Effective Date. If Purchaser acquires the Assets, Purchaser shall be responsible for paying all costs (including, without limitation, leasing commissions and tenant improvements costs) associated with all leases or lease expansions, modifications or renewals executed after the Effective Date to which Purchaser has consented or has been deemed to consent or associated with any lease expansion or renewal occurring after the Effective Date pursuant to the existing provisions of the applicable Lease. Seller shall receive a credit at Closing for any such costs previously paid by Seller which are obligations of Purchaser hereunder. If, for any reason, Purchaser does not purchase the Assets, Purchaser shall not be responsible or liable to any entity with respect to any such costs or leasing commissions.

(i) Tenant Additional Rents. Seller and Purchaser acknowledge that certain tenants of the Buildings may owe payments after the Closing, attributable to percentage rentals, expense escalation reimbursements, operating expense pass-throughs, and common area maintenance reimbursements. The parties further agree to prorate any such payments, effective as of the date of the Closing, as they are received by Purchaser after the Closing.
     The agreements with respect to prorations in this Section shall survive Closing. Final settlement of all prorated items, except real estate taxes if final determination thereof is not possible, delinquent rentals if collected, and tenant additional rents, shall occur on or before 60 days after the Closing Date, or on the next business day if the 60th day is a Saturday, Sunday or legal holiday. Liabilities accruing prior to the Closing Date shall be the responsibility of Seller. Liabilities accruing on or after the Closing Date shall be the responsibility of Purchaser.

                           3  ARTICLE

                         TITLE MATTERS
3.1 Title Report/Commitment for Title Insurance Title Report/Commitment for Title Insurance Title Report/Commitment for Title Insurance. Seller hereby instructs Title Company to prepare and deliver to Purchaser, Seller and the surveyors described below, at Seller's expense, as soon as possible after the Effective Date an "aggregate" title commitment issued by Title Company together with legible copies of all referenced exceptions (the "Title Commitment") covering the Parcels and the "Parcels" as defined in the Courtyard Agreement (the "Courtyard Parcels"), showing all matters affecting title to the Parcels and binding Title Company to issue to Purchaser at Closing an owner's policy of title insurance on a standard non-residential Texas form of policy in the full amount of the Purchase Price and the "Purchase Price" under the Courtyard Agreement pursuant to Section hereof. Seller and Purchaser further instruct Title Company to deliver to such parties copies of all instruments referenced in Schedule B, Section II of the Title Commitment.

3.2 Surveys Surveys Surveys. Seller shall, within two (2) business days of the Effective Date, order surveys or updates to surveys to be delivered to Seller, Purchaser and Title Company. Such surveys shall be land title surveys of the Land and of the Improvements situated thereon dated no earlier than January 1, 1998, situated thereon (the "Surveys"), each prepared by a surveyor licensed by the State in which the Assets are located and certified to Purchaser, Seller and Title Company and such other parties as Purchaser may designate by such surveyors. Seller shall use diligent efforts to cause the surveys to be delivered no later than ten (10) business days after the Effective Date.

3.3 Title Defects Title Defects Title Defects. Within seven (7) days after receipt of the later of the Title Commitment and the Survey, Purchaser shall notify Seller in writing ("Purchaser's Notice") of any title matters to which Purchaser objects (the "Title Defects"). Any matter disclosed in the Title Commitment or Survey and not objected to by Purchaser or subsequently waived by Purchaser shall be deemed a permitted exception ("Permitted Exception"). Seller shall notify Purchaser of Seller's decision not to cure any Title Defect within five (5) days after receipt of Purchaser's Notice; provided, however, Seller shall remove all monetary liens, if any. Seller's failure to respond shall be deemed a decision by
Seller not to cure any Title Defect.   Within five (5) days of
Seller's election not to cure certain Title Defects, Purchaser may elect to waive such Title Defects or terminate this Agreement in which event Seller shall be entitled to the Escrow Deposit and all interest accrued thereon. Purchaser's failure to respond shall be deemed a decision by Purchaser to waive the Title Defects to which Seller decides not to cure. If the Title Defects, that Seller elected to cure, are not cured by Seller or waived by Purchaser on or before the Closing Date then Purchaser may (i) elect to waive the uncured Title Defects, or (ii) terminate this Agreement in which event Purchaser shall be entitled to receive the Escrow Deposit and all interest accrued thereon. Without regard to the foregoing, in the event of an act or omission of Seller which has a material adverse effect on title to the Parcels after the effective date of the Title Commitment, Purchaser may terminate this Agreement and receive the Escrow Deposit and all interest accrued thereon.

3.4 Title Insurance Title Insurance Title Insurance. At Closing, Seller and Purchaser shall instruct Title Company to issue a final update to the Title Commitment in which the "GAP" exception has been deleted, binding Title Company to issue to Purchaser an "aggregate" owner's policy of title insurance (the "Title Policy") covering the Parcels in the full amount of the Purchase Price and the "Purchase Price" under the Courtyard Agreement. The Title Policy shall be Texas standard form owner's policy of title insurance subject only to: (a) current non-delinquent real estate taxes and assessments; (b) Permitted Exceptions; (c) title exceptions caused by acts or omissions of Purchaser; and (d) with Schedule B, Item 1 marked "none of record" or reflecting only those restrictive covenants which are Permitted Exceptions, Schedule B, Item 5 limited to the year in which Closing occurs and subsequent years, Schedule B,
Item 6 deleted, and with none of the matters on Exhibit "C" listed as exceptions, and with Schedule B, Item 2 amended to read "shortages in area only" upon Purchaser's payment of a 15% additional premium.

3.5                    "Aggregate" Title Policy   Aggregate Title
Policy   Aggregate Title Policy.  Purchaser acknowledges that
certain cost savings will result from the issuance by the Title Company of one (1) multi-property title insurance policy covering both the Real Property to transferred pursuant to this Agreement and certain real property to be purchased from Seller (or related entities) pursuant to the Courtyard Agreement. Accordingly, if Seller extends the Closing under the Courtyard Agreement and Purchaser elects to proceed to Close this transaction, Purchaser hereby agrees that Purchaser and Seller will at Closing instruct the Title Company that, notwithstanding Closing of this transaction, the Title Company shall have no obligation to deliver the Title Policy prior to the day that is the business day after Closing of both agreements and which precedes the expiration date of the Title Commitment (the "Expiration Date"). Should the acquisition of the Parcels fail to close on or before the Expiration Date, Purchaser and Seller shall in good faith request a one time re-issuance of the Title Commitment extending the expiration of the Title Commitment for an additional sixty
(60) day period (the "Extended Expiration Date"). In the event such request is rejected by the Title Company, Seller and Purchaser shall instruct the Title Company to deliver the Title Policy to Purchaser no later than the Expiration Date. If the request for the re-issuance of the Title Commitment is granted, then the Title Company shall be instructed to deliver the Title Policy to Purchaser on that day that is the earlier to occur of
(i) the closing of the acquisition under the Courtyard Agreement or (ii) the Extended Expiration Date.

                     4              ARTICLE

                      INFORMATION SCHEDULES

4.1                   Information Schedules  Information
Schedules Information Schedules. Seller has delivered or will deliver within two (2) business days after the Effective Date, or make available for inspection by Purchaser, without representation or warranty of any type other than as expressly provided in Section hereof, copies of all schedules and documents referred to in this Agreement ("Information
Schedules"), including the following schedules and other information described below:

(a) Leases. True and complete copies, of all Leases listed on the rent roll and all amendments and modifications to all Leases. Seller will make the tenant files relating to the Leases available for inspection by Purchaser at either the Buildings or its local property manager's office, to the extent such are in Seller's or its agent's possession.

(b) Contracts. Copies of all written service, maintenance, management and other agreements, equipment leases, contracts and arrangements relating or pertaining to the Assets (collectively "Contracts") which are identified on the Contracts Schedule which is attached hereto as Exhibit .

(c) Permits. Copies of all current business or other licenses, permits, certificates of occupancy, authorizations and other evidences of consent relating to or affecting the Assets (collectively "Permits") of or from any governmental authority, which are in Seller or its agents' possession.

(d) Property Taxes/Utility Bills. Copies of the tax statements and bills (both real estate and personal property taxes) and all utility statements and bills with respect to the Assets for all prior years which are in Seller's possession.

(e) Warranties. Copies of all material third party warranties and guaranties, including any warranties relating to equipment, structures, roof, landscaping, parking lot or parking lot surfaces, if any, which are in effect with respect to or which benefit any portion of the Assets.

(f) Operating Statements. As soon as available, copies of all operating statements for the Assets for the period beginning upon Seller's acquisition of the applicable Parcel through March 31, 1998 and all prior operating statements of the previous owners of the Parcels which are in Seller's possession.

(g) Plans. Copies of all construction plans, specifications, diagrams and schematics of the Real Property and Improvements in Seller's possession or control will be made available to Purchaser at the location of the Assets.

(h)                  Third Party Reports.  Copies of any
environmental, structural or mechanical reports, or any appraisals in Seller's possession.

(i)                  Zoning Letters.  Copies of any letters
obtained by Seller upon its acquisition of the Parcels from governmental authorities regarding local zoning requirements.

     Notwithstanding the fact that Seller is furnishing all such information, Purchaser acknowledges and agrees that Seller makes no representation or warranty, express or implied, as to the accuracy or completeness of any of such information, reports, plans, statements or appraisals and is providing them to Purchaser solely as an accommodation to Purchaser. Provided, however, this disclaimer of representation and warranties shall not alter or otherwise diminish in any manner the express representations and warranties of Seller set forth under Section
 .

                          5    ARTICLE

                           INSPECTION

5.1  Inspection Period.
During the period beginning upon the
Effective Date and ending at 5:00 p.m., central time, May 18, 1998 (such period of time hereinafter referred to as the "Inspection Period"), Purchaser and/or its attorneys, consultants or employees ("Authorized Representatives") shall have the right to: (i) make a physical inspection of the Assets subject to the rights of tenants, (ii) examine the financial and operating books and records relating to the Assets maintained by or for the benefit of Seller, (iii) interview tenants of the Improvements, and (iv) conduct such non-destructive physical engineering, feasibility and other studies and tests on or of the Assets as Purchaser considers to be appropriate. Subject to Seller's prior written approval of the scope and nature of any Phase 2 environmental site assessment, which shall not be unreasonably withheld, Purchaser may conduct a Phase 2 environmental site assessment of the Assets if recommended by Purchaser's environmental consultant. Purchaser and/or Purchaser's Authorized Representatives may also copy any documents referred to or described in the Information Schedules but not required to be provided to Purchaser as part of any such schedule. Notwithstanding the foregoing, Purchaser hereby agrees to use commercially reasonably efforts not to unreasonably interfere with Seller's operations at the Improvements or interfere with any tenant's operations at the Improvements, and the scheduling of any inspections, interviews, and/or testing shall take into account the timing and availability of access to tenant's premises, subject to and in accordance with tenants' rights under the Leases or as tenants may otherwise agree. Purchaser shall at all times conduct such due diligence in compliance with applicable laws and the terms of any leases of the Improvements, and in a manner so as to not cause undue damage, loss, cost or expense to Seller, the Improvements or the tenants of the Improvements, and Purchaser shall promptly restore the Improvements to their condition immediately preceding such inspections and examinations and shall keep the Improvements free and clear of any mechanic's liens or materialmen's liens in connection with such inspections and investigations. Seller shall have the right, at its option, to cause a representative of Seller to be present at all such inspections, reviews and examinations. Purchaser shall keep all information or data received or discovered in connection with such due diligence (the "Confidential Information") strictly confidential; provided, however, Purchaser may disclose such Confidential Information if required by law and to Authorized Representatives. Purchaser shall indemnify, protect, defend and hold Seller harmless from and against any obligation, liability, claim (including any claim for damage to property or injury to or death of any persons), lien or encumbrance, loss, damage, cost or expense, including attorney's fees, in any way caused by the inspections or examinations of the Assets by Purchaser or its authorized representatives. The foregoing indemnification shall survive the Closing or the termination of this Agreement for any reason.

5.2 Right of Termination Right of Termination Right of Termination. Notwithstanding anything in this Agreement to the contrary, Purchaser shall have the right, for any reason in Purchaser's sole and absolute discretion, to terminate this Agreement by written notice to Seller and Title Company on or before the expiration of the Inspection Period and Title Company shall immediately deliver to Seller the Initial Escrow Deposit and any interest thereon. In the event the Transaction does not close for any reason, Purchaser shall deliver to Seller all materials, studies or documents received from third parties or from Seller relating to the Assets and copies of tests and studies received by Seller from third parties relating to the physical condition of the Assets, without representation or warranty of any type.

                     6        ARTICLE

                 REPRESENTATIONS AND WARRANTIES

6.1 Purchaser's presentations and Warranties. Purchaser makes the following representations and warranties, as of the date of execution of this Agreement, which shall survive Closing and conveyance of the Assets to Purchaser:

(a) Authority. Purchaser is a corporation, duly formed, organized, existing and in good standing under the laws of the State of Alabama; Purchaser has full legal right, power and authority to execute and fully perform its obligations under this Agreement, without the need for any further action under its governing instruments; and the person executing this Agreement and the other documents required hereunder is the duly designated officer of Purchaser and is authorized to do so.

(b) Inspection. Purchaser has made, or will make prior to expiration of the Inspection Period, an independent investigation, to the extent Purchaser deems necessary or appropriate, concerning the physical condition, value, development, use, marketability, feasibility and suitability of the Assets, including, without limitation, land use, zoning and other governmental restrictions.

(c) No Other Seller Representations. Except as expressly set forth herein, Purchaser acknowledges that no representations or warranties, express or implied, have been made by Seller or Seller's representatives.

(d) "AS IS, WHERE IS". PURCHASER HEREBY EXPRESSLY ACKNOWLEDGES THAT IT HAS INSPECTED AND EXAMINED OR WILL INSPECT AND EXAMINE THE ASSETS TO THE EXTENT DEEMED NECESSARY BY PURCHASER IN ORDER TO ENABLE PURCHASER TO EVALUATE THE PURCHASE OF THE ASSETS. PURCHASER REPRESENTS THAT IT IS A KNOWLEDGEABLE PURCHASER OF REAL ESTATE AND OFFICE DEVELOPMENTS AND THAT, EXCEPT AS SET FORTH IN SECTION OR THE DOCUMENTS DELIVERED PURSUANT TO SECTION , IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER'S CONSULTANTS, AND THAT PURCHASER HAS CONDUCTED OR WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE ASSETS, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND IS RELYING OR WILL RELY UPON SAME, AND SHALL ASSUME THE RISK OF ANY ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT PURCHASER IS ACQUIRING THE ASSETS ON AN "AS IS, WHERE IS, WITH ALL FAULTS" BASIS WITHOUT REPRESENTATIONS, WARRANTIES OR COVENANTS, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE OTHER THAN THOSE SET FORTH HEREIN AND IN THE DOCUMENTS OF TRANSFER RELATING TO THIS TRANSACTION. THE PROVISIONS OF THIS SECTION SHALL BE CONTAINED IN THE DEED TO BE DELIVERED TO PURCHASER AT CLOSING AND SHALL SURVIVE CLOSING AND THE FUTURE TRANSFER OF ANY OR ALL OF THE ASSETS BY PURCHASER.

     Initialed by:


     Seller              Purchaser

6.2  Seller's Representations and Warranties.
Seller makes the following representations and warranties, as of the date of execution of this Agreement, which shall survive Closing (to the extent set forth in Section ) and conveyance of the Assets to Purchaser:

(a) Authority. Seller is a limited liability company, duly formed, organized, existing and in good standing under the laws of the State of Mississippi. Seller is currently registered as a limited liability company with the Texas Secretary of State. Seller has full legal right, power and authority to execute and fully perform its obligations under this Agreement, without the need for any further action under its governing instruments. The persons executing this Agreement and the other documents required hereunder are the duly designated representatives of Seller and are authorized to do so.

(b) Litigation. There are no actions, suits or proceedings pending or, to Seller's actual knowledge, threatened against, by or affecting Seller which affect title to the Assets or which question the validity or enforceability of this Agreement or of any action taken by Seller under this Agreement, in any court or before any governmental authority, domestic or foreign.

(c) Indefeasible Title. At the Effective Date and as of Closing, Seller will own the Personal Property free and clear of all liens, claims, encumbrances, and rights of others, except for the Permitted Exceptions and the leased or financed equipment disclosed pursuant to the Information Schedules, and will convey same to Purchaser. Seller is not a party to any contract agreement, or commitment to sell, convey, assign, transfer or otherwise dispose of any portion or portions of the Assets.

(d)                   FIRPTA.  Seller is not a "foreign person"
(as defined in the Internal Revenue Code and Income Tax
Regulations).  The provisions of the Foreign Investment in Real
Property Tax Act of 1980, as amended, are not applicable to the Transaction.

(e)                   Condemnation.  Seller has received no
written notice of any condemnation proceedings relating to the Property.

(f) Governmental Notice. To Seller's actual knowledge, Seller has received no written notice from any governmental entity and has no actual knowledge of any violations or potential violation of any zoning, building, health, environmental or other laws, codes or ordinances, regulations, orders or requirements of any city, county, state or other governmental authority having jurisdiction thereof.

(g) Rent Roll. To Seller's actual knowledge, the Rent Roll, Delinquency Reports (if attached), Security Deposit Schedule and Commissions Schedule are each attached hereto as part of Exhibit and are accurate in all material respects.

(h) Leases. To Seller's actual knowledge, the Leases scheduled and identified on the Rent Roll attached hereto are the only leases or other agreements for use, occupancy or possession presently in force with respect to all or any portion of the Assets.

(i) Estoppel Representation. To Seller's actual knowledge, the Leases scheduled and identified on the Rent Roll are all presently in full force and effect, have not been modified, supplemented or amended except as set forth on the Rent Roll, and are the entire agreement between Seller and the "lessees" or "tenants" thereunder; Seller has fully and completely performed all of the duties and obligations of the "lessor" or "landlord" under the Leases arising on or before the date hereof, there are no obligations of the "lessor" or "landlord" under any of the Leases to make or to pay for any improvements, alterations or additions to the premises covered thereby except as indicated in the Leases; there are no defaults by the "lessees" or "tenants" under any of the Leases; there are no rentals which have been paid under any of the Leases more than one (1) month in advance except as indicated on the Rent Roll; except as indicated in the Leases there are no rent concessions or offsets with respect to any of the Leases; except as indicated in the Leases there are no options in favor of the "lessees" or "tenants" under any of the Leases to purchase all or any portion of the Property, except as indicated in the Leases, there are no options in favor of the "lessees" or "tenants" to renew or extend the term of any of the Leases. This representation shall terminate and be of no further force or effect as to each Lease upon the delivery to Purchaser of a Tenant's Estoppel Certificate in the form attached hereto without any material modification thereto so long as such estoppel certificate is consistent with the substance of this representation and the terms of such Tenant's Lease.

(j)                   Contract Schedule.  To Seller's actual
knowledge, the Contract Schedule sets forth all Contracts pertaining to the Assets. Seller shall cause any property management agreements applicable to the Parcels to be terminated as of the Closing.

(k) Environmental Matters. For the purpose of this Agreement, the term "Hazardous Materials" shall mean (i) each and every substance included within the term "hazardous substance" or "hazardous waste" as defined in any one or more of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.A. Section 9601 et seq. (as heretofore amended), the Hazardous Materials Transportation Act of 1975, 49 U.S.C.A. Section 1801 et seq. (as heretofore amended), the Resource Conservation and Recovery Act of 1976, 42 U.S.C.A. Section 6901 et seq. (as heretofore amended) and any other federal, state or local environmental laws or regulations now or hereafter enacted; (ii) all substances to which the rules and regulations promulgated by any Federal or state agency pursuant to any one or more of said statutes applies; and (iii) any and all petroleum products and petroleum derivatives. Seller represents unto Purchaser that the following matters are true as of the date of execution of this Agreement by Seller, and shall survive Closing and not merge into any documents delivered at
Closing:

(i) Seller has no actual knowledge of any (i) currently existing violations of federal, state, county or municipal environmental laws in respect to the Parcels, or (ii) past, pending or threatened administrative or judicial litigation or other legal proceedings including, without limitation, any enforcement proceeding under any federal, state, county or municipal statute, ordinance, rule or regulation concerning Hazardous Materials, relating to the Assets, or of any settlement thereof;

(ii)                  Seller has no actual knowledge of any
underground storage tanks ("USTs") located on or below the Land;

                           7  ARTICLE

                            COVENANTS
7.1                   Covenants of Seller  Covenants of Seller
Covenants of Seller. Seller covenants and agrees with Purchaser as follows:

(a) Access. Subject to the terms and conditions of Section , during normal business hours prior to Closing, Seller agrees to give to Purchaser and its agents and representatives reasonable access to the Assets and the books and records directly relating to the ownership, management, maintenance and operation of the Assets, and all documents directly pertaining to the Assets that are in the possession of Seller, or any of Seller's agents. Prior to Closing, Seller will furnish Purchaser with such additional financial and operating data and other information reasonably available to Seller as may be reasonably necessary for Purchaser to thoroughly evaluate the Assets, including, without limitation, updated rent rolls, commissions schedule, operating statements and contract information.

(b) Operation of Assets Prior to Closing. Prior to Closing, Seller shall: (i) not cancel or permit cancellation of any hazard or liability insurance carried with respect to the Assets; (ii) operate the Assets on a basis consistent with historical operations including, without limitation, undertaking all reasonably required ordinary maintenance and repair of the Improvements (but not including any capital or extraordinary expenditures) or (iii) undertake any required tenant improvements relating to new or renewal leases in compliance with the Leases and subject to reimbursement by Purchaser at Closing in accordance with the terms hereof. Prior to Closing, Seller will not, without the prior written consent of Purchaser, amend, renew, extend modify or terminate any Contract. Provided, in the event Seller provides Purchaser with any proposed Contract, and Purchaser does not object to the terms thereof within five (5) business days, Purchaser shall be deemed to have approved such Contract and agreed to assume Seller's obligations thereunder at Closing. With respect to Contracts in effect on the Effective Date, Seller shall, to the extent cancellable, cancel any Contracts upon Purchaser's written request prior to Closing. In addition, Seller shall terminate any Contracts which may not be assumed pursuant to the terms thereof. Contracts terminated pursuant to this section shall be referred to herein as the "Terminated Contracts".

(c)                   Payments.  Subject to Section ,  Seller
will cause to be paid when due or shall be responsible for all trade accounts and costs and expenses of operation and ordinary maintenance of the Assets incurred to the Closing Date.

(d) Cooperation. Seller will reasonably assist and cooperate with any environmental evaluation, study or audit of the Assets prepared by, for or at the request of Purchaser.

(e) Notification of Subsequent Events. Prior to Closing, Seller shall notify Purchaser of any written notice received by Seller of any material adverse change in or to the Assets.

(f) Estoppel Certificates. Seller shall use reasonable efforts to deliver estoppel certificates in material conformance with the form attached hereto as Exhibit -1 from all Tenants and shall provide a Seller estoppel certificate in the form attached hereto as Exhibit -2 for each tenant not providing an estoppel certificate. Upon receipt of an estoppel certificate from a tenant, any previously delivered Seller estoppel certificate relating to such tenant shall be of no further force or effect if materially consistent with such tenant estoppel. Notwithstanding anything in this Agreement to the contrary, in the event Seller fails to deliver, prior to Closing, Tenant estoppel certificates regarding at least seventy-five percent (75%) of the tenants in each Building and every Tenant leasing 5,000 square feet or more, which are consistent with the Rent Roll, the terms of such Tenant's Lease and do not indicate any material default of any party to said Lease, Purchaser may terminate this Agreement.

(g) State of Repair. In the event Purchaser identifies any material defect in the Improvements within ten
(10) business days following the Effective Date, Purchaser shall have the right to notify Seller of the same, and in such event, Seller shall notify Purchaser within five (5) business days following such notice that it either (a) elects to cure such defect, in which event Seller shall proceed to cure the same prior to the Closing Date, and it shall be a condition of Purchaser's obligations hereunder that such defect be cured to Purchaser's reasonable satisfaction; (b) elects to credit Purchaser at Closing with the cost of correcting such material defect, as reasonably estimated by Seller and Purchaser, or (iii) does not elect to cure such material defect or credit Purchaser at Closing with the cost of correcting the same. In the event Seller notifies Purchaser that it elects to cure any such material defect and such defect has not been cured by the Closing Date, or if Seller notifies Purchaser that it does not elect to cure such defect or credit Purchaser with the cost therefor, Purchaser shall have the right to terminate this Agreement. For purposes hereof, a "material" defect shall be any defects or need for repairs, restoration, treatment or completion during the current twelve (12) month period following Closing the cost of correcting such defect exceeds $1,000,000 in the aggregate.

(h) Leasing. Seller (and/or Seller's agents), in consultation with Purchaser, shall continue in good faith to advance all leasing activities for the Assets including, without limitation, new leases, extensions, expansions, renewals or other modifications of any Lease. Notwithstanding any provision herein to the contrary, Seller shall not enter into any new lease, or any extension, expansion, renewal or modification of any Lease unless Purchaser approves the same in its reasonable discretion. Seller shall provide Purchaser with notice of any proposed modification, termination, extension or new Lease. Purchaser shall have five (5) business days within which to object to such proposed Lease. Any proposed Lease not objected to by Purchaser within such five (5) business day period shall be deemed approved by Purchaser and shall constitute Purchaser's agreement to pay any costs incurred in connection with such Lease, including, without limitation, leasing commissions and tenant improvement costs if, and only if, Closing occurs.

7.2 Mutual Release. SUBJECT TO THE EXPRESS INDEMNIFICATION OBLIGATIONS OF EITHER PARTY CONTAINED HEREIN OR IN THE DOCUMENTS OF TRANSFER TO
BE EXECUTED AT CLOSING, EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY
AND UPON THE ADVICE OF COUNSEL WAIVES AND RELEASES THE OTHER
PARTY OF AND FROM ANY CLAIMS, ACTIONS, CAUSES OF ACTION,
LIABILITIES, OBLIGATIONS, DAMAGES, COSTS, EXPENSES OR
COMPENSATION WHATSOEVER, DIRECT OR INDIRECT, KNOWN OR UNKNOWN,
FORESEEN OR UNFORESEEN, THAT A PARTY NOW HAS OR THAT MAY ARISE IN
THE FUTURE ON ACCOUNT OF OR IN ANY WAY ARISING OUT OF OR IN
CONNECTION WITH THE ECONOMIC, PHYSICAL OR ENVIRONMENTAL CONDITION
OF THE ASSETS, INCLUDING, WITHOUT LIMITATION, ANY LIABILITY
PERTAINING TO OR ARISING OUT OF ANY ENVIRONMENTAL LAW
(ESTABLISHED BY EITHER COURT DECISION OR STATUTE), ORDINANCE OR
REGULATION.

                     8              ARTICLE

                                 CLOSING MATTERS

8.1 Conditions to Purchaser's Obligations Conditions to Purchaser's Obligations Conditions to Purchaser's Obligations. The obligations of Purchaser to consummate the Transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions as of the Closing Date, except to the extent any such condition is waived in whole or in part by Purchaser in writing at or prior to
Closing:

(a) Satisfaction. The representations and warranties of Seller contained in this Agreement shall have been true on the date of this Agreement and on Closing. Seller shall have performed all obligations and complied with all covenants required by this Agreement. All Title Defects, except Permitted Exceptions, shall have been cured by Seller or waived by Purchaser.
(b) No Injunction. On the Closing Date, there shall be no third party injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the Transaction not be consummated.

(c)                  Closing Deliveries.  Seller shall have
completed all the deliveries required to be made by Seller under Section of this Agreement.

(d) Estoppel Certificates. Purchaser shall have received Estoppel Certificates for all tenants of each Building pursuant to Section .

8.2                   Conditions to Seller's Obligations
The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions as of the Closing Date, except to the extent any such condition is waived in whole or in part by Seller in writing at or prior to Closing:

(a)                   Satisfaction.  The representations and
warranties of Purchaser contained in this Agreement shall have been true on the date of this Agreement and on Closing.
Purchaser shall have performed all obligations and complied with all covenants required by this Agreement.

(b) No Injunction. On the Closing Date, there shall be no third party injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the Transaction not be consummated.

(c) Closing Deliveries. Purchaser shall have completed all the deliveries required to be made by Purchaser under Section of this Agreement.

8.3 Closing Deliveries Closing Deliveries Closing Deliveries. At Closing, Seller and Purchaser shall execute and deliver documents reasonably necessary to effectuate the Transaction, all of which shall be in a form reasonably acceptable to Purchaser and Seller, including, but not limited to, the following:

(a)                   Special Warranty Deeds.  Special Warranty
Deeds in form attached hereto as Exhibit subject only to the applicable Permitted Exceptions.

(b) Assignment and Bill of Sale. Assignment and Assumption Agreements and Bills of Sale in the form attached hereto as Exhibit , which shall provide that Purchaser shall assume Seller's obligations with respect to all Leases and all Contracts other than Terminated Contracts arising from and after the Closing Date.

(c)                   Purchaser's Affidavit Regarding
Inspections. Affidavits of Purchaser regarding the completion of its inspection and analysis of the Assets in the form attached hereto as Exhibit .

(d)                    Tenant Notice Letters.  Notices to each
tenant stating that Purchaser has agreed to assume the Seller's obligations under the Leases and setting forth the address for future rental payments.

(e) Documents. Originals, or certified copies of (i) all Leases in force on the Closing Date covering portions of the Real Property and all other documents referred to in the Rent Roll, (ii) all Contracts and Permits of which Seller is aware transferred and assigned to Purchaser, (iii) all "as built" plans, specifications, surveys or other documents relating or pertaining to the Assets in the possession of Seller (collectively "Plans"), including, but not limited to, all records relating to repair, renovation and maintenance of the Assets; (iv) all notices to tenants relating to this Transaction and the receipt of security deposits as necessary or appropriate under applicable law; and (v) all other documents referred to in the schedules.

(f)                   Rent Roll.  A current and updated certified
Rent Roll.

(g) FIRPTA. Affidavit from Seller that Seller is not a foreign person as defined in the Foreign Investment in Real Property Tax Act of 1980, as amended, in the form attached hereto as Exhibit .

(h)                  Purchase Price.  Purchaser shall deliver the
Purchase Price, as adjusted by prorations pursuant to the closing statement, in immediately available funds.

(i) Keys. All keys and master keys in Seller's possession or control to all locks located on the Real Property properly tagged for identification as well as cards keys and cards for the security systems, if any.

(j) Evidence of Authority. Both parties will deliver to the Title Company such evidence or documents as may reasonably be required by the Title Company or either party hereto evidencing the authority of any person or persons who are executing any of the documents required hereunder in connection with the Transaction.

(k) Miscellaneous. Such other documents as may be required under other provisions of this Agreement or as may reasonably be required by Purchaser to consummate the Transaction, so long as such document does not increase either party's liability or obligations hereunder, including, but not limited to a closing statement, standard title company affidavits, bring down certificates regarding representations and warranties, and evidence of title clearance matters including pay-off letters from any lenders.

8.4   Purchasers Obligation to Timely Deliver
Closing Deliveries. Purchaser shall deliver each of its Closing Deliveries to Title Company before 11:00 a.m., central time, on the Closing Date. In the event Purchaser fails to do so, and provided Seller has delivered each of its Closing Deliveries to Title Company by such time, Seller shall have the following options: (i) suspend Closing to the next business day, in which event the closing statement shall be adjusted accordingly; or
(ii) suspend Closing to the next business day and Purchaser shall deliver additional funds equal to the product of the Purchase Price and 8%; divided by 360 and then multiplied by the number of calendar days for which Closing was delayed.

8.5 Knowledge as a Defense. Seller shall have no liability with respect to a breach of the covenants, representations and warranties of Seller set forth in this Agreement or any documents delivered pursuant hereto to the extent that Purchaser proceeds with the closing of the Transaction contemplated with actual knowledge of such breach or such breach was otherwise disclosed to Purchaser in the Information Schedules or otherwise.

8.6 Limitations on Liability. Notwithstanding anything to the contrary in this Agreement and without limitation upon the limitations elsewhere in this Agreement but subject to the provisions of Section ; under no circumstances, other than any acts or omissions of Seller constituting wilful misconduct or fraud, shall Seller be liable to Purchaser on account of this Agreement, any covenant, representation, warranty, or indemnification obligation herein, any document executed in connection with this Agreement or any transaction or matter contemplated hereby, in an aggregate amount in excess of One Million Five Hundred Thousand Dollars ($1,500,000.00), excluding Seller's obligation to remove any monetary liens relating to the Assets under Section and excluding obligations relating to retained liabilities under the documents of transfer executed at Closing. In the event of a breach of this Agreement by Seller, Purchaser shall not be entitled to recover special, incidental or consequential damages; provided, however, no limitation contained herein shall have any effect or limitation on Purchaser's rights or recoveries in the event of acts or omissions based upon Seller's willful misconduct or actual fraud.

8.7 Knowledge Standard. As used in this Agreement, "the Seller's actual knowledge" or "to Seller's knowledge" or any similar phrase, shall mean the actual knowledge of Mitch Mattingly only who is the representative of Seller with responsibility for the Assets after discussion with Seller's on site property managers; provided, however, that nothing in this Agreement shall be deemed to create or impose any personal liability of any kind on such individual.

8.8 Closing Contingent on Courtyard at Arapaho and Fairway Plaza Closings. Each party hereto acknowledges and agrees that the Closing of this Transaction is contingent upon the closing of the Purchaser's acquisition of the Courtyard at Arapaho Building and the Fairway
Plaza Building pursuant to Courtyard Agreement. Notwithstanding anything herein to the contrary, in the event the Courtyard
Agreement is terminated under circumstances whereby the Purchaser is entitled to a return of its escrow deposit pursuant to such agreement, then this Agreement shall be terminated and Purchaser shall likewise be entitled to a return of the Escrow Deposit hereunder. Notwithstanding anything herein to the contrary, in the event the Courtyard Agreement is terminated under circumstances whereby the Seller is entitled to receive the escrow deposit pursuant to such agreement, then this Agreement shall immediately terminate and Seller shall be entitled to receive the Escrow Deposit hereunder.

                     9         ARTICLE

                      DEFAULTS AND REMEDIES

9.1 Damages Against Purchaser. If Purchaser defaults under any provision of this Agreement and Closing does not occur, then Seller shall be released from all obligations in law or equity to convey the Property to Purchaser. Purchaser and Seller agree that as Seller's sole remedy for a default hereunder, by written notice to Purchaser and Title Company, Seller shall be entitled to terminate this Agreement and be entitled to receive the Escrow Deposit plus accrued interest thereon as liquidated damages. Purchaser and Seller acknowledge and agree that actual damages will be extremely difficult and impractical to ascertain. Therefore, the sum represented by the Escrow Deposit plus any accrued interest thereon shall be deemed to constitute a reasonable estimate and agreed stipulation of Seller's damages and shall constitute Seller's sole and exclusive remedy in the event this Transaction fails to Close as a result of Purchaser's default. Notwithstanding the foregoing, Purchaser's liability under the last sentence of Section hereof and the last sentence of Section hereof shall remain in full force and effect.

9.2 Damages against Seller. In the event that Seller fails to perform all of Seller's material obligations under this Agreement and Purchaser performs all of its obligations or tenders performance, including the obligation to consummate the Transaction, then Purchaser may make written demand to Seller for performance of this Agreement. If Seller fails to comply with Purchaser's written demand within five (5) days after receipt of such written demand for performance, Purchaser shall have the exclusive right to (i) waive such default, (ii) seek specific performance of Seller's obligations under this Agreement, or
(iii) terminate this Agreement and promptly receive its actual out-of-pocket damages up to $200,000 in the aggregate. In all events of termination other than as contemplated by Sections and , Seller shall be entitled to the Escrow Deposit. Seller agrees that the Assets are unique and that damages for failure by Seller to consummate the Transaction will be impracticable and extremely difficult to determine. Therefore, in the event that Seller fails or refuses to consummate the Transaction and Purchaser seeks specific performance, Seller specifically agrees that the remedies of specific performance are appropriate remedies for Purchaser, and Seller waives and agrees not to assert any claim or defense that specific performance is not an appropriate remedy for Purchaser. If specific performance is not available, Purchaser will have the right to seek, prove and recover its actual out-of-pocket damages up to $200,000 in the aggregate for this Agreement. The parties acknowledge and agree that the provisions of this Section apply to breaches by Seller discovered or known to Purchaser prior to Closing and that the provisions of Sections and apply to breaches by Seller discovered post-Closing even if such relates to acts or omissions which actually occurred prior to Closing.

     Initialed by:

                              _______________
                              ______________
                              Seller
                              Purchaser

                     10         ARTICLE

                          RISK OF LOSS
10.1  Risk of Loss.
Prior to Closing, Seller shall have full risk of loss or damage with respect to the Assets. Upon Closing, full risk of loss or damage with respect to the Assets shall pass to Purchaser. For purposes of this Article 9, "loss or damage" shall mean the following: (i) any loss, damage, destruction or injury by fire, storm, accident, flood or other casualty or hazard to the Assets; and (ii) any condemnation, eminent domain or other similar proceeding.

10.2  Minor Damage.
In the event of loss or damage to the Real Property or any portion thereof (the "premises in question") which is not "major" (as hereinafter defined), this Agreement shall remain in full force and effect provided Seller either: (i) performs any necessary repairs prior to Closing, (ii) reduces the cash portion of the Purchase Price in an amount equal to the reasonable estimated cost of such repairs, Seller thereby retaining all of the Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question, or
(iii) assigns its interest in any insurance proceeds to Purchaser together with an amount equal to any applicable deductible relating thereto. In the event Seller elects to perform repairs upon the Real Property, Seller shall use reasonable efforts to complete such repairs promptly and to Purchaser's reasonable satisfaction and if necessary, the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs; provided, however, Closing may not be extended for a period of more than thirty (30) days without the prior consent of Purchaser.

10.3  Major Damage.
In the event of a "major" loss or damage or if Seller commits to repair any portion of the Assets and fails to do so, Purchaser may either (i) terminate this Agreement and immediately receive a refund of the Escrow Deposit and all interest thereon, or (ii) it may proceed with this Transaction and receive Seller's insurance proceeds or condemnation award, if any, for such damage, plus payment from Seller of the amount of the applicable insurance deductible relating thereto. In such event, Seller shall execute all documents reasonably requested by Purchaser to assign Seller's rights and interest to such insurance proceeds.

10.4   Definition of Major Loss or Damage
For purposes of Sections and , "major" loss or damage refers to the following: (i) loss or damage to the Assets or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage or loss would be, in the certified opinion of a mutually acceptable architect, equal to or greater than $500,000.00, or (ii) any loss or damage due to a condemnation which permanently or materially impairs the current or intended use of the Assets, or (iii) if any Tenant who occupies more than 10,000 square feet is permitted to terminate and actually terminates its Lease as a result of such loss or damage.

                     11          ARTICLE

                       GENERAL PROVISIONS
11.1    Brokerage Commission tc "  Brokerage
Commission" \l 2 . Seller shall pay any and all brokerage commissions due to Davidson Conine and Bradford Company pursuant to a separate written agreement. Purchaser shall pay an additional amount of $20,000 to Bradford Company in reimbursement for certain costs incurred by Bradford Company in connection with this transaction. If the purchase and sale hereunder does not close for any reason, including default by either Seller or Purchaser, then no commission or reimbursement shall be due by any party hereto. Except as set forth in the preceding sentence, Seller and Purchaser represent to each other that they have acted directly and independently with the other as principals and that neither Seller nor Purchaser have retained or authorized the services of any broker or finder with respect to this Transaction. Seller agrees to indemnify and hold Purchaser harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Seller. Purchaser agrees to indemnify and hold Seller harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Purchaser.

11.2 Confidentiality. Unless Seller otherwise agrees in writing, Purchaser agrees that all proprietary information regarding the Improvements of whatsoever nature made available to it by Seller or Seller's agents or representatives or developed by Purchaser, is confidential and shall not be disclosed to any other person except those assisting Purchaser with this Transaction, or Purchaser's lender, if any. The provisions of the foregoing sentence shall not apply to any information which is otherwise available to the public or which has been obtained from sources that are not subject to a similar confidentiality restriction or to disclosures as required by law. Further, Purchaser agrees not to use any Confidential Information (as defined in Section ) for any purpose other than to determine whether to proceed with the Transaction contemplated by this Agreement. Upon Closing, all such Confidential Information shall be the sole and exclusive property of Purchaser and not subject in any manner to this
confidentiality restriction.   Provided, however, in the event
the Transaction contemplated by this Agreement does not close for any reason, the provisions of this Section shall survive the termination of this Agreement for a period of two years.

11.3 Entire Agreement. This Agreement, together with all exhibits or schedules either attached or delivered pursuant hereto and other agreements expressly referred to herein, constitutes the entire agreement between the parties with respect to the purchase and sale of the Assets. All prior to or contemporaneous agreements, understandings, representations, warranties and statements, oral or written, are superseded.

11.4 Further Assurances. The parties agree to take such further action and execute such documents and instruments as may be reasonably required in order to more effectively carry out the terms of this Agreement and the intentions of the parties.

11.5 Modification, Waiver. Except as expressly contemplated herein, no modification, waiver, supplement or discharge of this Agreement shall be valid unless the same is in writing and signed by the party against whom the enforcement thereof is or may be sought. No waiver of a breach of any of the terms, covenants or conditions of this Agreement by either party shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. No waiver of any default by either party hereunder shall be implied from any omissions by either party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect a default other than as specified in such waiver.

11.6 Severability. If any term, provision, covenant or condition of this Agreement is held to be invalid, void or otherwise unenforceable to any extent by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby, and each term, provision, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

11.7  Successors.
Subject to the restriction on assignment provided herein, all terms of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

11.8  Assignment.
Purchaser may assign its rights under this Agreement to a wholly owned subsidiary of Purchaser or affiliate of Purchaser or to a limited partnership or LLC controlled by either Purchaser or its wholly owned subsidiary without Seller's consent; provided, however, no such assignment shall relieve Purchaser of its obligations hereunder and the assignee must sign an assumption agreement in form reasonably acceptable to Seller. Except as contemplated by the preceding sentence, Seller and Purchaser shall not assign their respective rights, obligations or interest under this Agreement without the prior written consent of the other.

11.9  Survival of Representations and Warranties.
All obligations hereunder to be
performed after Closing, and all warranties and representations contained herein, shall survive Closing and the delivery of the Special Warranty Deed to Purchaser for a period of only 365 days after Closing, at which time such warranties, representations and covenants shall terminate. Provided, however, the terms of this Section shall not be deemed to extend the specific period for performance of any obligations to be performed hereunder subsequent to Closing. In order to perfect any cause of action resulting from a breach hereof written notice of such breach must be delivered prior to the expiration of the 365 day period and any resulting cause of action must be commenced within 485 days after Closing.

11.10 Attorneys' Fees. If either party commences legal proceedings for any relief against the other party arising out of this Agreement, the losing party shall pay the prevailing party's reasonable attorneys' fees.

11.11  Time.  Time is of the essence with respect to this Agreement.

11.12 No Other Inducement. The making, execution and delivery of this Agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those expressed herein.

11.13 Computation of Time Periods. All periods of the time referred to in this Agreement shall include all Saturdays, Sundays and state or national holidays, unless the period of time specifies business days, provided that if the date or last date to perform any act or give any notice or approval shall fall on a Saturday, Sunday or state or national holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or state or national holiday.

11.14  Notices.  Any notice,
request, instruction or other document to be given or furnished under this Agreement by either party to the other party or to the Title Company shall be in writing and shall be delivered personally or shall be sent by facsimile transmission (with a copy sent by regular U. S. mail) or registered or certified mail, postage prepaid, or by prepaid overnight delivery service, at the address or telecopy number in this Section or to such other address, telecopy number of person as either party may designate by written notice to the other party. A notice, request, instruction or other documents shall be deemed to be given (a) when delivered personally as acknowledged by a receipt, (b) sent by facsimile transmission (with a copy sent by regular U. S.
mail), (c) if sent by certified mail, at the time the delivery is indicated on the duly completed United States Postal Service return receipt, or (d) if by overnight delivery service, the next business day as indicated on the records of or certificates provided by the overnight delivery service.

     Seller:        Parkway Portfolio I LLC
          Attention: Mitch Mattingly

Office Address:     12012 Wickchester, Suite 115
               Houston, Texas 77079

Telephone Number:   (281) 597-9475
Telecopy Number:    (281) 597-9575

with a copy to:     Forman, Perry, Watkins, Krutz & Tardy, PLLC
               Attention: Steven M. Hendrix

Office Address:     188 E. Capitol Street, Suite 1200
               Jackson, Mississippi  39225-2608

Telephone Number:   (601) 960-8603
Telecopy Number:    (601) 960-8609

          Purchaser:          Triad Properties Corporation
               Attention: Mr. William Stroud

Office Address:     200 Clinton Avenue, W., Suite 1001
               Huntsville, Alabama 35801

Telephone Number:   (205) 551-1000
Telecopy Number:    (205) 539-5500

with copy to:       Kilpatrick Stockton LLP
                         Attention: Nancy Gilreath

Office Address:     1100 Peachtree Street, N.E.
               Atlanta, Georgia 30309

Telephone Number:   (404) 851-6565
Telecopy Number:    (404) 851-6555

11.15   Headings.  The captions
and paragraph headings used in this Agreement are inserted for convenience of reference only and are not intended to define, limit or affect the interpretation or construction of any term or provision hereof.

11.16  Exhibits.  All
schedules or exhibits referred to herein or attached hereto are incorporated herein by this reference.

11.17  Counterparts.
This Agreement may be executed in multiple copies, each of which shall be deemed an original, but all of which shall constitute one Agreement binding on all parties.

11.18 Governing Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Texas.

11.19 Effective Date. The date of delivery to Title Company of a fully executed counterpart of this Agreement, as evidenced by Title Company's notation in the space set forth below, shall be deemed the effective date of this Agreement (the "Effective Date").


     IN WITNESS WHEREOF, Seller and Purchaser have executed this
Agreement as of the Effective Date.

                         SELLER:

                         PARKWAY PORTFOLIO I
                         LLC, a Mississippi limited liability
                         company

                         By:  PARKWAY PROPERTIES LP, a Delaware
                         limited partnership, its sole member

                                   By:
                                   Parkway Properties General
                                   Partners, Inc.,

                                   a Delaware corporation, its
                                   general partner


                                   Executed by Seller, this
                                   By:___________________________
                                   ___________ day of April, 1998            .
                                   Name:_________________________


                                   Title:________________________



                                   By:

                                   Name:

                                   Title:

PURCHASER: TRIAD PROPERTIES CORPORATION

Executed by Purchaser, this
_____ day of April, 1998.          By:
                                   Name:
                                   Title:

                    ACKNOWLEDGMENT BY BROKERS

     The undersigned brokers hereby acknowledge and agree to the provisions of Section of this Agreement regarding commissions.

                                           Davidson Conine


                         By:________________________________

                         Name:______________________________

                         Title:_____________________________

                                          Bradford Company


                         By:________________________________


                         Name:______________________________


                         Title:_____________________________



                 ACKNOWLEDGMENT BY TITLE COMPANY


     Title Company hereby agrees to perform its obligations under this Agreement and acknowledge receipt of (a) the Escrow Deposit from Purchaser in the amount of ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($150,000.00) on the _____ day of April, 1998 and
(b) a fully executed counterpart of this Agreement on the _____ day of April, 1998.


                              Chicago Title Insurance Company


                              By:
                              Name:
                              Title:

                             EXHIBIT

           LIST OF MATERIAL ITEMS OF PERSONAL PROPERTY



                             EXHIBIT

                         Belvedere Land

                        LEGAL DESCRIPTION

                         (See attached)


                             EXHIBIT

                    Atrium at Bent Tree Land

                        LEGAL DESCRIPTION

                         (See attached)

                             EXHIBIT

                  ALLOCATION OF PURCHASE PRICE



          Parcel                             Price

                                   1.   Belvedere Parcel
                                        $15,550,000

                                   2.   Atrium at Bent Tree
                                        Parcel
                                        $12,000,000



                             EXHIBIT

                       CONTRACTS SCHEDULE


                        Belvedere Parcel

                         (See attached)

                             EXHIBIT

                       CONTRACTS SCHEDULE


                   Atrium at Bent Tree Parcel

                         (See attached)


                             EXHIBIT

                            RENT ROLL



                       Belvedere Building

                         (See attached)

                             EXHIBIT

                            RENT ROLL


                  Atrium at Bent Tree Building

                         (See attached)




                           EXHIBIT -1

               FORM OF TENANT ESTOPPEL CERTIFICATE

Triad Properties Corporation
200 Clinton Avenue West, Suite 1001
Huntsville, Alabama 35801

     RE:  _______________________


Gentlemen:

     The undersigned as Tenant hereby certifies to Triad
Properties Corporation and its successors or assigns and lenders
("Purchaser") that:

          (a)  It is a Tenant of a portion of the
          captioned property under a certain lease (the
          "Lease") as follows:

               Landlord:

          Tenant:

          Lease Dated:

          Amendment(s) or Modifications(s) Dated (if any):

          Current Annual Base Rent:

          Current CAM or Operating Expense Charges and Base Year or
          Expense Stop:

          Square Footage:

          Original term (or current option period, if applicable) expires:

          Security Deposit and/or Lease Deposit (if any):  $

          Outstanding Tenant Improvement Allowance (if any):
$_______________

          Outstanding Leasing Commissions (if any):
$______________
          (b) All rentals payable under the Lease have been paid through ______, 19___; and except for _________, no rent has been paid more than one month in advance of its due date.

          (c) That attached hereto as Exhibit A is a true and complete copy of the Lease and all amendments thereto.
          Please attach a complete copy of the Lease and all amendments thereto.

          (d) The Lease sets forth the entire agreement between the Landlord and Tenant, is in full force and effect in accordance with its terms and has not, in any way, been amended or modified in any manner.

          (e) Tenant has unconditionally accepted and is currently occupying the leased premises, is paying rent under the Lease without claim or right of set-off, or claim of any default by the Landlord, and is now conducting business on the premises.

          (f) There exists no default by either party to the Lease, or other grounds for ceasing or reducing the payment of rental, or for cancellation or termination of the Lease in any manner.

          (g) All requirements of the Lease have been complied with and all improvements required to be made by Landlord have been completed and no charges, set-offs or other credits exist against the rentals.

          (h) The Lease contains, and Tenant has: (i) no outstanding options or rights of first refusal to purchase the leased premises nor any part of the real property of which the leased premises are a part; (ii) no expansions options, other than _______; (iii) no cancellation options, other than _______; and (iv) no renewal options, other than __________.

          (i) Tenant has not assigned, pledged, mortgaged, sublet, encumbered or otherwise transferred any of its interest under the Lease and has received no notice of any assignment, mortgage or encumbrance of the Lease by Landlord.



     Tenant understands that Purchaser is relying on the above representations in connection with the purchase of the above referenced building and does hereby warrant and affirm to and for the benefit of Purchaser, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.


Date:_________________
                                   By:
                                   Name:
                                   Title:

                                   Current Notice Address:
                                   ___________________________
                                   ___________________________
                                   ___________________________


                           EXHIBIT -2

               FORM OF SELLER ESTOPPEL CERTIFICATE

[Purchaser]

     RE:  _____________

Gentlemen:

     The undersigned as Landlord hereby certifies to [Purchaser] and its successors and assigns and lenders ("Purchaser") that, to its actual knowledge:

          (a)  It is a Landlord of a portion of the
          above referenced property under a certain lease (the "Lease") as follows:

               Landlord:

          Tenant:

          Lease Dated:

          Amendment(s) or Modification(s) Dated (if any):

          Current Annual Base Rent:

          Current CAM or Operating Expense Charges and Base Year or
          Expense Stop:

          Square Footage:

          Original term (or current option period, if applicable) expires:

          Security Deposit and/or Lease Deposit (if any):  $

          Outstanding Tenant Improvement Allowance (if any):
$_______________

          Outstanding Leasing Commissions (if any):
$______________


     (b) All rentals payable under the Lease have been paid through ________, 19___.

          (c) That attached hereto as Exhibit A is a true and complete copy of the Lease and all amendments thereto.
          Please attach a complete copy of the Lease and all amendments thereto.

          (d) The Lease sets forth the entire agreement between the Landlord and Tenant, is in full force and effect in accordance with its terms and has not, in any way, been amended or modified in any manner.

          (e) All requirements of the Lease have been complied with and no charges, set-offs or other credits exist against the rentals.

          (f) The Lease contains, and Tenant has, no outstanding options or rights of first refusal to purchase the leased premises nor any part of the real property of which the leased premises are a part. Except as set forth in the Lease, Tenant has no expansion, cancellation or renewal options.

          (g) Landlord has received no notice that Tenant has assigned, pledged, mortgaged, sublet, encumbered or otherwise transferred any of its interest under the Lease.

     (h) Landlord is not in default under the Lease, there is no material default on the part of Tenant thereunder, and Landlord has not within the previous ninety days received any written notice from Tenant claiming any right of set-off or default.

     (i) All improvements required to be made as of this date by Landlord under the Lease have been completed.

     Landlord understands that Purchaser is relying on the above representations in consenting to purchase the above referenced building. This Seller's Estoppel Certificate shall terminate upon the earlier of the delivery of a Tenant's Estoppel Certificate containing information consistent with the information set forth herein or one year after the date hereof.


Date:______________
                                   By:
                                   Name:

Title:__________________________





                             EXHIBIT

                  FORM OF SPECIAL WARRANTY DEED

THE STATE OF
                        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF


     THAT, Parkway Portfolio I LLC, a Delaware limited partnership (hereinafter called "Grantor"), for and in consideration of TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration to Grantor in hand paid by ______________, a ___________ (hereinafter called "Grantee"), the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD and CONVEYED, and by these presents does GRANT, SELL and CONVEY unto the said Grantee, all that certain lot, tract or parcel of land, together with all improvements thereon, lying and being situated in Dallas County, Texas described on Exhibit A attached hereto, together with all rights and appurtenances thereunto belonging or appertaining, and all rights, titles and interests of Grantor in and to any and all roads, easements, streets and ways within, adjacent or contiguous thereto (hereinafter collectively referred to as the "Property").

     This conveyance is subject to the valid and subsisting easements, restrictions, covenants, conditions and outstanding mineral and royalty interests affecting the Property described on Exhibit B attached hereto.

     TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto the said Grantee, its heirs, executors, legal representatives, successors and assigns forever; and Grantor does hereby bind itself, its heirs, executors, legal representatives, successors and assigns, to WARRANT and FOREVER DEFEND, all and singular the Property unto the said Grantee, its heirs, executors, legal representatives, successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise.

     GRANTOR HEREBY EXPRESSLY DISCLAIMS AND EXCLUDES ALL IMPLIED COVENANTS AND WARRANTIES OF EVERY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE IMPLIED COVENANTS PROVIDED FOR UNDER
SECTION 5.023 OF THE TEXAS PROPERTY CODE) EXCEPT FOR THE EXPRESS SPECIAL WARRANTY OF TITLE SET FORTH HEREIN. BY ITS ACCEPTANCE OF THIS DEED, GRANTEE HEREBY KNOWINGLY, VOLUNTARILY AND UPON THE ADVICE OF COUNSEL, WAIVES AND RELEASES SELLER OF AND FROM ANY CLAIMS, ACTIONS, CAUSES OF ACTION, LIABILITIES, OBLIGATIONS, DAMAGES, COSTS, EXPENSES OR COMPENSATION WHATSOEVER, DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THAT PURCHASER NOW HAS OR THAT MAY ARISE IN THE FUTURE ON ACCOUNT OF OR IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THE ECONOMIC, PHYSICAL OR ENVIRONMENTAL CONDITION OF THE SUBJECT PROPERTY, INCLUDING, WITHOUT LIMITATION, ANY LIABILITY PERTAINING TO OR ARISING OUT OF ANY ENVIRONMENTAL LAW (ESTABLISHED BY EITHER COURT DECISION OR STATUTE), ORDINANCE OR REGULATION.


     Grantee's address is
     ______________________________
     ______________________________
     ______________________________

     Current taxes on the Improvements have been prorated and payment thereof is assumed by Grantee.

     EXECUTED this ____ day of _________________________, 1998.

                         Parkway Portfolio I LLC,
                         a Mississippi limited liability company

                         By:  Parkway Properties LP,
                              a Delaware limited partnership,
                              its sole member

                         By: Parkway Properties General Partners, Inc., a Delaware corporation, its general partner



                             By:
                             Name:
                             Title:


                             By:
                             Name:
                             Title:



STATE OF __________
COUNTY OF _________

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _________, 19___, within my jurisdiction, the within named _________, who acknowledged that (he)(she) is ________________ of _______________, a ________ corporation which is the general partner of _________________, a _____________ partnership which is the sole general partner of ______________________, and that for and on behalf of the said partnership, and as its act and deed (he)(she) executed the above and foregoing instrument, after first having been duly authorized by said partnership so to do.

                         ____________________________________
                         NOTARY PUBLIC
My commission expires:
____________________
(Affix official seal, if applicable)


PREPARED BY:

Steven M. Hendrix
Forman, Perry, Watkins, Krutz & Tardy, PLLC
188 East Capitol Street
Suite 1200, One Jackson Place
Jackson, Mississippi 39201
Telephone: (601) 960-8600

AFTER RECORDING RETURN TO:

___________________________
___________________________
___________________________
___________________________

                             EXHIBIT

                             FORM OF
               ASSIGNMENT AND ASSUMPTION AGREEMENT
                        AND BILL OF SALE

     This ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE
("Assignment"), is made by and between Parkway Portfolio I LLC, a Delaware limited partnership ("Assignor") and _____________, a _____________ ("Assignee").

                      W I T N E S S E T H:

     WHEREAS, by Purchase and Sale Agreement ("Purchase
Agreement") dated as of _______, 1998, by and between Assignor and Assignee, Assignor agreed to sell to Assignee certain real property, and the improvements located thereon ("Assets") as more particularly described in the Purchase Agreement; and

     WHEREAS, the Purchase Agreement provides, inter alia, that Assignor shall assign to Assignee certain contractual and other intangible rights, that Assignee shall assume all of the obligations of Assignor with respect to the property so assigned from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Assignment. Assignor hereby assigns, sets over and transfers to Assignee all of Assignee's rights, title and interest in and to the tangible and intangible personal property owned by Assignor, located on the real property described on Exhibit A hereto, and used in the ownership, operation and maintenance of such real property including, without limitation, the following (collectively called the "Personal Property"):

                    (i)  All rights (if any) to use any trade
          names associated with the Assets to the extent such rights are assignable without expense to Assignor (but Assignor does not represent that it has exclusive rights to use such trade names and Assignor has not registered the same in any manner);

                    (ii) The items of personal property described on Exhibit B hereto;

                    (iii)     The interest of Assignor under the
          contracts and agreements described on Exhibit C hereto;

                    (iv) The interest of the landlord under the tenant leases encumbering the real property described on Exhibit D hereto (the "Leases");
                         (v)  The tenant security deposits
               described on Exhibit E hereto;

                    (vi) To the extent assignable without
          material expense to Assignor, the tenant lease files and correspondence relating to the Leases, plans and specifications with respect to the Real Property, promotional materials with respect to the leasing of space within the Real Property, warranties and guaranties relating to any of the other property to be conveyed pursuant to the Purchase Agreement, licenses
          and permits relating to the Real Property,   and the
          other property to be conveyed pursuant to the Purchase
          Agreement.

     2. Assignee's Assumption and Indemnification. Assignee hereby assumes the obligation to pay any and all liabilities and obligations arising or accruing under any of the property described in Paragraph 1 above on or after the effective date hereof. Assignee is only assuming those specific leases and contracts referenced on the attached exhibits. Assignee agrees to indemnify, defend and hold harmless Assignor from any loss, cost, claim, liability, expense or demand of whatever nature under any of the property described in Paragraph 1 above arising or accruing on or after the effective date hereof.

     3. Assignor's Indemnification. Assignor agrees to indemnify, defend and hold harmless Assignee from any loss, cost, claim, liability, expense or demand of whatever nature under any of the property described in Paragraph 1 above arising or accruing prior to the effective date hereof.

     4. Limitation of Liability. Notwithstanding anything in this Assignment to the contrary, each party acknowledges and agrees that no officer of Assignor or Assignee nor any trustee, beneficiary, or employee of either shall have any personal liability, directly or indirectly, under this Assignment, or under any certification, representation, warranty or other instrument delivered in connection herewith.

     5. Miscellaneous. This Assignment and the obligations of the parties hereunder shall survive the closing of the Transaction referred to in the Purchase Agreement, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State where the assets are located, applicable to agreements made and to be wholly performed within said State, and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

     Assignor does hereby bind itself, its legal representatives, successors and assigns, to SPECIALLY WARRANT, and FOREVER DEFEND title to the property conveyed hereby unto Assignee, its legal representatives, successors and assigns, against every person whomsoever lawfully claiming or to claim same or any part thereof, by, through or under Assignor, but not otherwise.

     EXCEPT AS EXPRESSLY PROVIDED IN SECTION OF THE PURCHASE AGREEMENT AND SUBJECT TO THE PROVISIONS AND LIMITATIONS CONTAINED IN THE PURCHASE AGREEMENT. ASSIGNOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY OF THE PROPERTY CONVEYED HEREBY OR ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. BY ITS ACCEPTANCE OF THIS ASSIGNMENT, ASSIGNEE ACKNOWLEDGES THAT IT HAS FULLY INSPECTED THE PROPERTY CONVEYED HEREBY AND THAT IT ACCEPTS THE PROPERTY CONVEYED HEREBY IN ITS PRESENT USED AND "AS IS" CONDITION. ASSIGNEE ACKNOWLEDGES AND BY REFERENCE INCORPORATES THE PROVISIONS OF SECTIONS , 7.4, AND OF THE PURCHASE AGREEMENT HEREIN.

     EXECUTED TO BE EFFECTIVE as of the ______ day of ________________, 1998.

                         ASSIGNOR:

                         Parkway Portfolio I LLC,
                         a Mississippi limited liability company

                         By: Parkway Properties LP, a Delaware limited partnership, its sole member

                                                            By:
                                   Parkway Properties General
                                   Partners, Inc.,

                              a Delaware corporation, its
                                   general partner



By:

Name:

Title:



By:

Name:

Title:

                              ASSIGNEE:

                                                       TRIAD
                              PROPERTIES CORPORATION


                              By:
                              Name:
                              Title:
                             EXHIBIT

                             FORM OF
               PURCHASER'S AFFIDAVIT AND AGREEMENT

STATE OF __________

COUNTY OF_________

     This day personally came and appeared before me, the undersigned authority _____________________, __________________
of ________________ ("Purchaser"), who is knowledgeable of the facts stated herein and whose mailing address is _______________________, who, upon being duly sworn, stated under oath as follows that:

     1. Pursuant to that certain Purchase and Purchase Agreement ("Purchase Agreement") dated _________________, 1998 by and between Purchaser and Parkway Properties, Inc. ("Seller"), to Purchaser's knowledge, Purchaser has had full access to and has (to Purchaser's satisfaction) exercised its option to inspect and evaluate for potential purchase that certain property located in __________________ and more particularly described on Exhibit A attached hereto ("Assets") and all files of Seller relating thereto which Purchaser felt were important or material to Purchaser, and Seller made available to Purchaser all files of Seller relating to the Assets requested by Purchaser.

     2. Purchaser and experts of Purchaser's choice have had access to and have (to Purchaser's satisfaction) (i) physically inspected the Assets, (ii) analyzed the present and projected uses of the Assets, (iii) determined the fair market value of the Assets in its "As Is" condition (as defined in the Purchase Agreement) as of the closing date, and (iv) to the extent possible, independently verified all material documents and information provided to Purchaser by Seller and/or its agents which Purchaser deems necessary and material to close the Transaction under the Purchase Agreement, and (v) independently examined the Assets from a physical structural and environmental standpoint. Except as expressly otherwise provided in the Purchase Agreement, Purchaser accepts the Assets AS IS and releases Seller from and waives all claims and liability against Seller for or attributable to any structural, physical or environmental condition at the Assets, including without limitation, claims or liabilities relating to the presence, discovery or removal of any Hazardous Materials (as defined in the Purchase Agreement) in, at, about or under the Assets, or for, connected with or arising out of any and all claims or causes of action based upon CERCLA (Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.
9601 et seq., as amended by SARA (Superfund Amendment and Reauthorization Act of 1986), and as may be further amended from time to time), the Resource Conversation and Recovery Act of 1976, 42 U.S.C. 6901 et seq., or any related claims or causes of action or any other federal or state based statutory or regulatory causes of action for environmental contamination at, in or under the Assets. The agreements of Purchaser set forth in this Affidavit shall survive the closing of the Transaction under the Purchase Agreement and shall not be merged therein. Except as expressly otherwise provided in the Purchase Agreement, Purchaser is not relying upon any representation, inducement or unperformed promise of Seller or any of Seller's agents except to the extent such inducement, representation or unperformed promise is set forth in the Closing Documents executed by Seller contemporaneously herewith or as set forth in the Purchase Agreement. Purchaser hereby represents that Purchaser has relied upon Purchaser's own inspection and environmental reports in reaching its decision to purchase the Assets, and Purchaser is not relying upon inspection reports produced by Seller which may be incomplete and/or outdated.

     3. Purchaser acknowledges that it has received and reviewed (with the assistance of such experts as Purchaser as deemed appropriate) all information furnished by Seller regarding the Assets, including, but not limited to, information as may have related to its construction, history, current economic and leasing status, physical condition and prospects for future use or development, as Purchaser has deemed appropriate. BY FURNISHING THE MATERIALS, DOCUMENTS, REPORTS OR AGREEMENT DESCRIBED ABOVE, NEITHER SELLER NOR ANY OF SELLER'S AGENTS (DEFINED AS BROKERS, ON-SITE PROPERTY MANAGERS, CONTRACTORS, OR SIMILAR INDIVIDUALS OR ENTITIES ENGAGED BY SELLER RELATING TO OR INVOLVING THE PROJECT), NOR ANY PARTNER, OFFICER, DIRECTOR, EMPLOYEE, AGENT OR ATTORNEY OF SELLER, NOR ANY OTHER PARTY RELATED IN ANY WAY TO ANY OF THE FOREGOING SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO ANY MATTER SET FORTH, CONTAINED OR ADDRESSED IN SUCH MATERIALS, DOCUMENTS, REPORTS OR AGREEMENTS, INCLUDING, BUT NOT LIMITED TO, THE ACCURACY AND COMPLETENESS THEREOF EXCEPT TO THE EXTENT OF THE REPRESENTATIONS MADE BY SELLER IN SECTION OF THE PURCHASE AGREEMENT OR IN THE DOCUMENTS EXECUTED BY SELLER AT CLOSING.

     4. The representations, warranties and agreements of Purchaser made herein are in addition to (and not in limitation of) the representations, warranties and agreements of Purchaser made in the Purchase Agreement.

                              ACCEPTED AND AGREED TO:

                                                       TRIAD
                              PROPERTIES CORPORATION


                              By:
                              Name:
                              Title:



STATE OF __________

COUNTY OF_________

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _________, 19___, within my jurisdiction, the within named _________, who acknowledged that (he)(she) is ________________ of _______________, a ________________ corporation, and that for and on behalf of the said corporation, and as its act and deed
(he)(she) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the ____ day of
__________________, 1998.


_______________________________________
                              Notary Public, State of


MY COMMISSION EXPIRES:
__________________________         Personally known ______ OR
                              Produced Identification ______
                              Type of Identification Produced
_____



                             EXHIBIT

                             FORM OF
                        FIRPTA AFFIDAVIT

     Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding tax is not required upon the disposition of a United States real property interest by Parkway Portfolio I LLC, a Delaware limited partnership, the undersigned hereby certifies the following on behalf of Parkway Portfolio I
LLC:

     1. Parkway Portfolio I LLC is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax
Regulations); and

     2. Parkway Portfolio I LLC's U.S. employer tax identification number is 72-1344324; and

     3.   Parkway Portfolio I LLC's office address is One Jackson
Place, Suite 1000, 188 E. Capitol Street, Jackson, Mississippi
39201.

     Parkway Portfolio I LLC understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury, the undersigned authorized representatives of Parkway Portfolio I LLC declares that they have examined this certification and to the best of their knowledge and belief it is true, correct and complete, and further declare that they have authority to sign this document on behalf of Parkway Portfolio I LLC.

     Dated:  _________________, 1998

                                             Parkway Portfolio I
                         LLC, a Mississippi limited liability
                         company

                                             By:  Parkway
                         Properties LP, a Delaware limited
                         partnership, its sole member

                                                            By:
                                   Parkway Properties General
                                   Partners, Inc.,

                              a Delaware corporation, its
                                   general partner



By:

Name:

Title:

                                                            By:
                                                            Name:

Title:

STATE OF __________
COUNTY OF _________

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _________, 19___, within my jurisdiction, the within named _________, who acknowledged that (he)(she) is ________________ of _______________, a ________________ corporation, and that for and on behalf of the said corporation, and as its act and deed
(he)(she) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


____________________________________
                              NOTARY PUBLIC

My commission expires:
____________________
(Affix official seal, if applicable)

STATE OF __________
COUNTY OF _________
     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _________, 19___, within my jurisdiction, the within named _________, who acknowledged that (he)(she) is ________________ of _______________, a ________________ corporation, and that for and on behalf of the said corporation, and as its act and deed
(he)(she) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


____________________________________
                              NOTARY PUBLIC

My commission expires:
____________________
(Affix official seal, if applicable)


                   PURCHASE AND SALE AGREEMENT

                             between


                      PARKWAY PROPERTIES LP

                               and

                  TRIAD PROPERTIES CORPORATION


                         APRIL 17, 1998


                        TABLE OF CONTENTS

ARTICLE 1PURCHASE AND SALE
     1.1  Purchase and Sale                                           1
     1.2  Real Property Identified                                    1
     1.3  Personal Property Identified                                2
     1.4 Definition of Parcel, Parcels, Building and Buildings        3

ARTICLE 2PURCHASE PRICE
     2.1  Escrow Deposit                                              3
     2.2 Additional Escrow Deposit                                    4
     2.3  Purchase Price                                              4
     2.4  Payment of Purchase Price                                   4

ARTICLE 3ESCROW; CLOSING
     3.1  Escrow Agent                                                4
     3.2  Closing Date                                                4
     3.3  Closing Costs                                               5
     3.4  Prorations                                                  5

ARTICLE 4TITLE MATTERS
     4.1  Title Report/Commitment for Title Insurance                 7
     4.2  Surveys                                                     8
     4.3  Title Defects                                               8
     4.4  Title Insurance                                             8
     4.5   "Aggregate" Title Policy                                   9

ARTICLE 5INFORMATION SCHEDULES
     5.1  Information Schedules                                       9

ARTICLE 6INSPECTION
     6.1  Inspection Period                                           10
     6.2  Right of Termination                                        11

ARTICLE 7REPRESENTATIONS AND WARRANTIES
     7.1  Purchaser's Representations and Warranties                  12
     7.2  Seller's Representations and Warranties                     13

ARTICLE 8COVENANTS
     8.1  Covenants of Seller                                         15
     8.2 Mutual Release                                               17

ARTICLE 9CLOSING MATTERS
     9.1  Conditions to Purchaser's Obligations                       18
     9.2  Conditions to Seller's Obligations                          18
     9.3  Closing Deliveries                                          18
     9.4    Purchaser's  Obligation  to  Timely  Deliver  Closing
          Deliveries               20
     9.5  Knowledge as a Defense                                      20
     9.6  Limitations on Liability                                    20
     9.7  Knowledge Standard                                          20
     9.8    Closing  Contingent on Belvedere and Atrium  at  Bent
          Tree Closings       21

ARTICLE 10DEFAULTS AND REMEDIES
     10.1  Damages Against Purchaser                                  21
     10.2  Damages against Seller                                     21

ARTICLE 11RISK OF LOSS
     11.1  Risk of Loss                                               22
     11.2  Minor Damage                                               22
     11.3  Major Damage                                               23
     11.4  Definition of Major Loss or Damage                         23

ARTICLE 12GENERAL PROVISIONS
     12.1  Brokerage Commission                                       23
     12.2  Confidentiality                                            23
     12.3   Entire Agreement                                          24
     12.4   Further Assurances                                        24
     12.5   Modification, Waiver                                      24
     12.6   Severability                                              24
     12.7  Successors                                                 24
     12.8  Assignment                                                 24
     12.9  Survival of Representations and Warranties                 25
     12.10  Attorneys' Fees                                           25
     12.11  Time                                                      25
     12.12  No Other Inducement                                       25
     12.13  Computation of Time Periods                               25
     12.14  Notices                                                   25
     12.15  Headings                                                  26
     12.16  Exhibits                                                  26
     12.17  Counterparts                                              27
     12.18  Governing Law                                             27
     12.19  Effective Date                                            27

ARTICLE 13LIKEKIND EXCHANGE
     13.1  LikeKind Exchange                                          27

                   PURCHASE AND SALE AGREEMENT


     This Purchase and Sale Agreement ("Agreement") is made and entered into as of the Effective Date (as defined in Section ), by and between Parkway Properties LP, a Delaware limited partnership ("Seller") and Triad Properties Corporation, an
Alabama corporation, ("Purchaser");

     WHEREAS, Seller is the owner of certain parcels of land located in Richardson, Texas and Irving, Texas, which are legally described on Exhibits and attached hereto (the "Land"); and

     WHEREAS, there are certain real property improvements in, on or under the Land (collectively, the "Improvements") (the Land and Improvements are collectively referred to herein as the "Real
Property"); and

     WHEREAS, Seller owns certain items of tangible and intangible personal property listed on Exhibit attached hereto
(collectively "Personal Property") (the Real Property and
Personal Property are collectively referred to herein as the "Assets"); and

     WHEREAS, Seller desires to sell, transfer, assign and convey to Purchaser, and Purchaser desires to purchase and acquire from Seller, all of Seller's right, title and interest in and to the Land, Improvements and the Personal Property pursuant to the terms and conditions set forth herein (the "Transaction"); and

     NOW, THEREFORE, in consideration of the premises, and the mutual covenants, agreements, representations and warranties contained in this Agreement, and intending to be legally bound, Purchaser and Seller agree as follows:

I.
     ARTICLE

                        PURCHASE AND SALE
ARTICLE PURCHASE AND SALE
1.1 Purchase and Sale Purchase and Sale. Subject to the provisions of, and on the basis of the covenants, agreements, representations and warranties contained in this Agreement, Seller agrees to sell, transfer, assign and convey all of its right, title and interest in and to the Assets to Purchaser, and Purchaser agrees to purchase and acquire the Assets from Seller.

1.2 Real Property Identified Real Property Identified. As used herein, the Real Property shall mean:

(a) Description of Land. The real estate legally described in Exhibits and attached hereto.

(b) Description of Improvements. The Improvements, all building materials, fixtures, heating, ventilation and air conditioning systems, canopies, sidewalks, walkways, planters and landscape materials, and all other real property improvements owned by Seller and located in, on or under the Land or related to, used or available for use in the ownership, conduct, operation or maintenance of the Real Property.

(c) Rights and Appurtenances. All and singular, the rights and appurtenances pertaining to the Land, including, but not limited to, any right, title and interest of Seller in and to adjacent streets, roads, alleys, easements and rights-of-way.

1.3  Personal Property Identified.

(a) Description of Tangible Personal Property. The tangible Personal Property consists of all tangible personal property located on or attached to the Real Property and owned by Seller and used or available for use by Seller in the ownership, operation and/or management of the Real Property and in the repair, operation and maintenance of the Assets, including, without limitation, all of Seller's right, title and interest in all equipment, tools, machinery, furniture, furnishings, office and other supplies, inventories, spare parts and other tangible personal property located on or attached to the Real Property. The tangible Personal Property specifically includes all tangible personal property located in any management office at the real property owned or leased by Seller. The material tangible Personal Property is generally described on Exhibit attached hereto.

(b)              Description of Intangible Personal Property.
The intangible Personal Property consists of all material intangible personal property owned by Seller and used by Seller in connection with the operation and/or management of the Real Property and in the repair, operation and maintenance of the Assets and includes, without limitation, (i) all assignable guarantees and warranties (including those pertaining to construction of the Improvements, if any); (ii) all assignable licenses and other permits relating to the use and ownership of the Assets or the operation thereof; (iii) all assignable contracts, agreements and contract rights; (iv) rights, if any, to use any trade names associated with the Assets on a non-exclusive basis (Seller makes no representation or warranty with respect to its right to use such names and has not registered or filed an assumed name certificate for the same in any manner); and (v) all leases, tenancies and rental agreements or arrangements (collectively, the "Leases") with tenants, and security, damage and other deposits and payments which are set forth on Exhibit with respect to the Leases and not applied by Seller in accordance with the terms of the Leases prior to the Closing Date (collectively, the "Deposits").

1.4             Definition of Parcel, Parcels, Building and
Buildings Definition of Parcel, Parcels, Building and Buildings.

(a)              Building(s).  The terms "Building" and
"Buildings" as used herein shall mean and refer to either one of or both of the Courtyard at Arapaho Building and/or the Fairway
Plaza Building as the context may require.

(b)              Courtyard at Arapaho Building.  The term
"Courtyard at Arapaho Building" shall mean and refer to the Building located on the Land in Richardson, Texas and more particularly described on Exhibit .

(c)              Fairway Plaza Building.  The term "Fairway Plaza
Building" shall mean and refer to the Building located on the Land in Irving, Texas and more particularly described on Exhibit.

(d) Parcel(s). The term "Parcel" and "Parcels" as used herein shall mean and refer to either one of or both of the Courtyard at Arapaho Parcel and/or The Fairway Plaza Parcel as the context may require.

(e)              Courtyard at Arapaho Parcel.  The term
"Courtyard at Arapaho Parcel" shall mean and refer to the Land legally described on Exhibit and the Improvements located thereon.

(f)              Fairway Plaza Parcel.  The term "Fairway Plaza
Parcel" shall mean and refer to the Land legally described on Exhibit and the Improvements located thereon.

                        2         ARTICLE

                         PURCHASE PRICE
2.1   Escrow Deposit.  Purchaser shall
within two (2) business days following the Effective Date deliver to Chicago Title Insurance Company, National Accounts Division,
Attention: Ellen Schwab, Telephone: ________, Facsimile:_______,
Attention: __________ or such other national title company as selected by Seller and approved by Purchaser ("Title Company") the sum of $100,000.00 ("Initial Escrow Deposit") in lawful funds of the United States of America. Except as contemplated by Sections and , the Initial Escrow Deposit and all interest thereon shall be non-refundable to Purchaser but shall be credited toward the Purchase Price upon Closing (defined below). Title Company is hereby instructed to invest the Initial Escrow Deposit in an interest bearing account in the name of Purchaser. Purchaser's taxpayer identification number is __________. Purchaser and Seller hereby acknowledge and agree that, at Closing all accrued interest on the Initial Escrow Deposit shall be credited to Purchaser, provided, however, in the event that this Transaction does not close under circumstances where Seller is entitled to the Escrow Deposit, then all accrued interest thereon shall be delivered to Seller.

2.2 Additional Escrow Deposit. Within one (1) business day following the expiration ofthe Inspection Period (defined below), if Purchaser has not elected to terminate this Agreement in accordance with Article below, Purchaser shall deposit an additional $100,000.00 (the
"Additional Escrow Deposit") which shall, together with the Initial Escrow Deposit constitute the "Escrow Deposit". In the event Purchaser fails to deliver the Additional Escrow Deposit pursuant to the terms hereof, then the Initial Escrow Deposit shall be delivered to Seller and neither party shall have any further obligation to the other. Upon delivery of the Additional
Escrow Deposit, the entire Escrow Deposit shall be non-refundable to Seller except as contemplated by Sections and .

2.3  Purchase Price.  Seller agrees
to sell, and Purchaser agrees to purchase, the Assets for a total purchase price equal to Twenty-Five Million Seven Hundred Thousand and 00/100 Dollars ($25,700,000) ("Purchase Price"), plus or minus prorations and other adjustments provided by this Agreement, upon and in accordance with the terms and conditions of this Agreement. The Purchase Price shall be allocated among the Parcels pursuant to Exhibit .

2.4  Payment of Purchase Price.
The Purchase Price (of which the Escrow Deposit may be a part), plus or minus prorations, shall be paid in immediately available funds through escrow to Seller on the Closing Date
(defined below).

                        3         ARTICLE

                         ESCROW; CLOSING

3.1    Escrow Agent.  Title Company is
authorized and instructed to act as escrow agent pursuant to the terms of this Agreement. By execution of the acknowledgment attached hereto, Title Company acknowledges receipt of the Initial Escrow Deposit. Title Company shall promptly notify both Purchaser and Seller upon receipt of the Additional Escrow Deposit. Purchaser and Seller shall execute any additional escrow instructions reasonably required by Title Company to complete the Transaction provided that such instructions are not inconsistent with the terms of this Agreement.

3.2   Closing Date.  Closing shall be on
the fifteenth day after the expiration of the Inspection Period (hereafter referred to as "Closing Date" or "Closing"). In the event Seller has not yet identified sufficient properties to effectuate the like-kind exchange contemplated by Article hereof, the Seller may, by providing notice to Purchaser at least ten (10) days prior to the Closing Date, extend Closing for an additional thirty (30) days, provided however, in no event shall the Closing Date be later than forty-five (45) days after the end of the Inspection Period unless a different date is determined by the mutual agreement of Seller and Purchaser. If Seller elects to extend the Closing, Purchaser may at its option proceed to close the transaction contemplated by that certain Purchase and Sale Agreement of even date herewith between Purchaser and Parkway Portfolio I, LLC (the "Belvedere Agreement").

3.3   Closing Costs.

(a) Seller's Payments. Seller shall pay the cost and expenses, if any, of (i) the title search and title insurance commitment; (ii) fees for recording the deed conveying the Real Property, including any stamp, documentary or transfer taxes;
(iii) the surveys; (iv) the premium for a single Owner's standard form title policy in the aggregate amount of $53,250,000 which shall cover the Real Property and the "Real Property" under the Belvedere Agreement (but not for any modifications, endorsements or deletions with respect thereto, including without limitation, survey endorsements) not to exceed $155,913.50; and (v) one-half of any escrow fees charged by Title Company.

(b) Purchaser's Payments. Purchaser shall pay and the cost and expenses of: (i) any endorsements, modifications or deletions to the title insurance policies (including, without limitation, deletion of the survey exception); and (ii) one-half of any escrow fees charged by title company.

(c) Other Costs. Each party will pay all its own expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation
(i) all costs and expenses stated herein to be borne by a party, and (ii) all of their respective consulting, accounting, legal and appraisal fees.

3.4   Prorations.  The following
prorations shall be made effective as of the Closing Date and, to the extent possible, shall be made tentatively at Closing:

(a) Proration Date. All prorations shall be made as of 12:01 a.m., according to the time zone in which the Assets are located, on the Closing Date, and, subject to the provisions of Section , as if Purchaser were vested with title to the Assets during the entire Closing Date.

(b) Rents. All rents under the Leases for the month in which Closing occurs which are actually received by Seller shall be prorated as of the Closing Date. All advance payments of rents, other than for the month in which Closing occurs, and all Deposits shall be paid by Seller to the Purchaser at Closing. Delinquent rents and additional rents owed for the month during which Closing occurs (for the pro rata period of Seller's ownership of such Property) or prior to the month during which the Closing takes place shall remain the property of Seller, and Purchaser, without cost to Purchaser, shall use reasonable efforts (not to include commencing any eviction action or other litigation to collect such delinquency) to collect such delinquent rents and additional rents for the benefit of Seller after Closing and shall cooperate with Seller in the collection of any such delinquent rents and additional rents, but shall not be obligated to collect any such delinquency. Seller shall retain the right to pursue all remedies (excluding eviction of tenants) against tenants from whom Purchaser is unable to collect such delinquent rents and additional rents despite diligent efforts. After the Closing, Seller will cause to be paid or turned over to Purchaser all rents, if any, received by Seller after Closing and attributable to any period following the Closing. All rent received by Purchaser after the Closing Date shall be applied first to current rentals and then to delinquent rentals in the inverse order of maturity. Purchaser shall cause to be paid or turned over to Seller all rents received by Purchaser after Closing and attributable to any period prior to Closing, subject to the provisions of the immediately preceding sentence.

(c) Deposits. After the Closing, Purchaser will assume full responsibility for all Deposits which are itemized by Seller and credited to Purchaser at the Closing.

(d) Taxes. Ad Valorem and personal property taxes and assessments against the Assets for the year of Closing, including, without limitation, assessments associated with declaration of covenants and association dues, if any, shall be prorated between Seller and Purchaser as of the Closing Date. If actual taxes are unknown, they shall be prorated based upon the best available information from the local taxing authority. To the extent that the actual taxes for the current year differ from the amounts so apportioned at Closing, Seller and Purchaser shall make all necessary adjustments by appropriate payments between themselves following Closing. Provided, however, Seller shall not be required to make payments to Purchaser for any tax proration to the extent such payment is payable by or chargeable to tenants. Subject to any applicable proration, all such taxes and assessments which are due and payable on or before the Closing Date shall be paid in full by Seller prior to Closing.

(e) Utilities. Charges for utilities serving the Assets shall be determined as of the day preceding the Closing Date. Final readings and final billings for utilities will be made if possible as of the day preceding Closing, in which event no proration will be made at Closing with respect to utility bills. If final readings and final billings for utilities are not possible, the parties shall prorate the utility bills based on the most recent prior months' utility bills, and upon receipt of the actual utility bills which include the Closing Date and to the extent that the amounts so apportioned at Closing differ, Seller and Purchaser shall make all necessary adjustments by appropriate payments between themselves following Closing. All utility deposits of Seller shall belong to Seller.

(f) Contract Charges. Charges with respect to service contracts transferred and assigned to Purchaser shall be prorated as of the Closing Date. Payments for obligations under leases of tangible Personal Property transferred and assigned to Purchaser will be prorated as of the Closing Date. To the extent not reflected in the closing statements evidencing the Transaction, Purchaser and Seller agree to adjust between themselves outside of Closing any amounts which are the responsibility of the other party pursuant to this subsection.

(g)              Miscellaneous Operating Income and Expense.
Except as otherwise provided herein, all other income or operating expenses relating to the Assets will be prorated at the Closing, effective as of the date of Closing.

(h) Leasing Costs. Seller shall be responsible for paying all costs, including, without limitation, tenant improvements and leasing commissions associated with any new lease, or any expansion, modification or renewal of any existing Lease, executed by Seller or exercised by a tenant prior to the Effective Date. If Purchaser acquires the Assets, Purchaser shall be responsible for paying all costs (including, without limitation, leasing commissions and tenant improvements costs) associated with all leases or lease expansions, modifications or renewals executed after the Effective Date to which Purchaser has consented or has been deemed to consent or associated with any lease expansion or renewal occurring after the Effective Date pursuant to the existing provisions of the applicable Lease. Seller shall receive a credit at Closing for any such costs previously paid by Seller which are obligations of Purchaser hereunder. If, for any reason, Purchaser does not purchase the Assets, Purchaser shall not be responsible or liable to any entity with respect to any such costs or leasing commissions.

(i) Tenant Additional Rents. Seller and Purchaser acknowledge that certain tenants of the Buildings may owe payments after the Closing, attributable to percentage rentals, expense escalation reimbursements, operating expense pass-throughs, and common area maintenance reimbursements. The parties further agree to prorate any such payments, effective as of the date of the Closing, as they are received by Purchaser after the Closing.
     The agreements with respect to prorations in this Section shall survive Closing. Final settlement of all prorated items, except real estate taxes if final determination thereof is not possible, delinquent rentals if collected, and tenant additional rents, shall occur on or before 60 days after the Closing Date, or on the next business day if the 60th day is a Saturday, Sunday or legal holiday. Liabilities accruing prior to the Closing Date shall be the responsibility of Seller. Liabilities accruing on or after the Closing Date shall be the responsibility of Purchaser.

                        4         ARTICLE

                          TITLE MATTERS

4.1 Title Report/Commitment for Title Insurance. Seller hereby instructs Title Company to prepare and deliver to Purchaser, Seller and the surveyors described below, at Seller's expense, as soon as possible after the Effective Date an "aggregate" title commitment issued by Title Company together with legible copies of all referenced exceptions (the "Title Commitment") covering the Parcels and the "Parcels" as defined in the Belvedere Agreement (the "Belvedere Parcels"), showing all matters affecting title to the Parcels and binding Title Company to issue to Purchaser at Closing an owner's policy of title insurance on a standard non-residential Texas form of policy in the full amount of the Purchase Price and the "Purchase Price" under the Belvedere Agreement pursuant to Section hereof. Seller and Purchaser further instruct Title Company to deliver to such parties copies of all instruments referenced in Schedule B,
Section II of the Title Commitment.

4.2  Surveys.  Seller shall, within two (2)
business days of the Effective Date, order surveys or updates to surveys to be delivered to Seller, Purchaser and Title Company. Such surveys shall be land title surveys of the Land and of the Improvements situated thereon dated no earlier than January 1, 1998, situated thereon (the "Surveys"), each prepared by a surveyor licensed by the State in which the Assets are located and certified to Purchaser, Seller and Title Company and such other parties as Purchaser may designate by such surveyors. Seller shall use diligent efforts to cause the surveys to be delivered no later than ten (10) business days after the Effective Date.

4.3  Title Defects.  Within seven (7)
days after receipt of the later of the Title Commitment and the Survey, Purchaser shall notify Seller in writing ("Purchaser's Notice") of any title matters to which Purchaser objects (the "Title Defects"). Any matter disclosed in the Title Commitment or Survey and not objected to by Purchaser or subsequently waived by Purchaser shall be deemed a permitted exception ("Permitted Exception"). Seller shall notify Purchaser of Seller's decision not to cure any Title Defect within five (5) days after receipt of Purchaser's Notice; provided, however, Seller shall remove all monetary liens, if any. Seller's failure to respond shall be deemed a decision by Seller not to cure any Title Defect.
Within five (5) days of Seller's election not to cure certain Title Defects, Purchaser may elect to waive such Title Defects or terminate this Agreement in which event Seller shall be entitled to the Escrow Deposit and all interest accrued thereon. Purchaser's failure to respond shall be deemed a decision by Purchaser to waive the Title Defects to which Seller decides not to cure. If the Title Defects, that Seller elected to cure, are not cured by Seller or waived by Purchaser on or before the Closing Date then Purchaser may (i) elect to waive the uncured Title Defects, or (ii) terminate this Agreement in which event Purchaser shall be entitled to receive the Escrow Deposit and all interest accrued thereon. Without regard to the foregoing, in the event of an act or omission of Seller which has a material adverse effect on title to the Parcels after the effective date of the Title Commitment, Purchaser may terminate this Agreement and receive the Escrow Deposit and all interest accrued thereon.

4.4  Title Insurance.  At Closing,
Seller and Purchaser shall instruct Title Company to issue a final update to the Title Commitment in which the "GAP" exception has been deleted, binding Title Company to issue to Purchaser an "aggregate" owner's policy of title insurance (the "Title Policy") covering the Parcels in the full amount of the Purchase Price and the "Purchase Price" under the Belvedere Agreement.
The Title Policy shall be Texas standard form owner's policy of title insurance subject only to: (a) current non-delinquent real estate taxes and assessments; (b) Permitted Exceptions; (c) title exceptions caused by acts or omissions of Purchaser; and (d) with Schedule B, Item 1 marked "none of record" or reflecting only those restrictive covenants which are Permitted Exceptions, Schedule B, Item 5 limited to the year in which Closing occurs and subsequent years, Schedule B, Item 6 deleted, and with none of the matters on Exhibit "C" listed as exceptions, and with Schedule B, Item 2 amended to read "shortages in area only" upon Purchaser's payment of a 15% additional premium.

4.5  "Aggregate" Title Policy Policy.
Purchaser acknowledges that certain cost savings will result from the issuance by the Title Company of one (1) multi-property title insurance policy covering both the Real Property to transferred pursuant to this Agreement and certain real property to be purchased from Seller (or related entities) pursuant to the Belvedere Agreement. Accordingly, if Seller extends the Closing hereunder and Purchaser elects to proceed to close the Belvedere Agreement, Purchaser hereby agrees that Purchaser and Seller will at Closing instruct the Title Company that, notwithstanding closing of the Belvedere Agreement, the Title Company shall have no obligation to deliver the Title Policy prior to the day that is the business day after Closing of both agreements and which precedes the expiration date of the Title Commitment (the "Expiration Date"). Should the acquisition of the Parcels fail to close on or before the Expiration Date, Purchaser and Seller shall in good faith request a one time re-issuance of the Title Commitment extending the expiration of the Title Commitment for an additional sixty (60) day period (the "Extended Expiration Date"). In the event such request is rejected by the Title Company, Seller and Purchaser shall instruct the Title Company to deliver the Title Policy to Purchaser no later than the Expiration Date. If the request for the re-issuance of the Title Commitment is granted, then the Title Company shall be instructed to deliver the Title Policy to Purchaser on that day that is the earlier to occur of (i) the closing of the acquisition under the Belvedere Agreement or (ii) the Extended Expiration Date.

                        5         ARTICLE

                      INFORMATION SCHEDULES

5.1  Information Schedules.
Seller has delivered or will deliver within two (2) business days after the Effective Date, or make available for inspection by Purchaser, without representation or warranty of any type other than as expressly provided in Section hereof, copies of all schedules and documents referred to in this Agreement ("Information Schedules"), including the following schedules and other information described below:

(a) Leases. True and complete copies, of all Leases listed on the rent roll and all amendments and modifications to all Leases. Seller will make the tenant files relating to the Leases available for inspection by Purchaser at either the Buildings or its local property manager's office, to the extent such are in Seller's or its agent's possession.

(b) Contracts. Copies of all written service, maintenance, management and other agreements, equipment leases, contracts and arrangements relating or pertaining to the Assets (collectively "Contracts") which are identified on the Contracts Schedule which is attached hereto as Exhibit .

(c) Permits. Copies of all current business or other licenses, permits, certificates of occupancy, authorizations and other evidences of consent relating to or affecting the Assets (collectively "Permits") of or from any governmental authority, which are in Seller or its agents' possession.

(d) Property Taxes/Utility Bills. Copies of the tax statements and bills (both real estate and personal property taxes) and all utility statements and bills with respect to the Assets for all prior years which are in Seller's possession.

(e) Warranties. Copies of all material third party warranties and guaranties, including any warranties relating to equipment, structures, roof, landscaping, parking lot or parking lot surfaces, if any, which are in effect with respect to or which benefit any portion of the Assets.

(f) Operating Statements. As soon as available, copies of all operating statements for the Assets for the period beginning upon Seller's acquisition of the applicable Parcel through March 31, 1998 and all prior operating statements of the previous owners of the Parcels which are in Seller's possession.

(g) Plans. Copies of all construction plans, specifications, diagrams and schematics of the Real Property and Improvements in Seller's possession or control will be made available to Purchaser at the location of the Assets.

(h)             Third Party Reports.  Copies of any
environmental, structural or mechanical reports, or any appraisals in Seller's possession.

(i) Zoning Letters. Copies of any letters obtained by Seller upon its acquisition of the Parcels from governmental authorities regarding local zoning requirements.

     Notwithstanding the fact that Seller is furnishing all such information, Purchaser acknowledges and agrees that Seller makes no representation or warranty, express or implied, as to the accuracy or completeness of any of such information, reports, plans, statements or appraisals and is providing them to Purchaser solely as an accommodation to Purchaser. Provided, however, this disclaimer of representation and warranties shall not alter or otherwise diminish in any manner the express representations and warranties of Seller set forth under Section.

                          6    ARTICLE

                           INSPECTION
6.1  Inspection Period.  During
the period beginning upon the Effective Date and ending at 5:00 p.m., central time, May 18, 1998 (such period of time hereinafter referred to as the "Inspection Period"), Purchaser and/or its attorneys, consultants or employees ("Authorized Representatives") shall have the right to: (i) make a physical inspection of the Assets subject to the rights of tenants, (ii) examine the financial and operating books and records relating to the Assets maintained by or for the benefit of Seller, (iii) interview tenants of the Improvements, and (iv) conduct such non-destructive physical engineering, feasibility and other studies and tests on or of the Assets as Purchaser considers to be appropriate. Subject to Seller's prior written approval of the scope and nature of any Phase 2 environmental site assessment, Purchaser may conduct a Phase 2 environmental site assessment of the Assets if recommended by Purchaser's environmental consultant. Purchaser and/or Purchaser's Authorized Representatives may also copy any documents referred to or described in the Information Schedules but not required to be provided to Purchaser as part of any such schedule. Notwithstanding the foregoing, Purchaser hereby agrees to use commercially reasonably efforts not to unreasonably interfere with Seller's operations at the Improvements or interfere with any tenant's operations at the Improvements, and the scheduling of any inspections, interviews, and/or testing shall take into account the timing and availability of access to tenant's premises, subject to and in accordance with tenants' rights under the Leases or as tenants may otherwise agree. Purchaser shall at all times conduct such due diligence in compliance with applicable laws and the terms of any leases of the Improvements, and in a manner so as to not cause undue damage, loss, cost or expense to Seller, the Improvements or the tenants of the Improvements, and Purchaser shall promptly restore the Improvements to their condition immediately preceding such inspections and examinations and shall keep the Improvements free and clear of any mechanic's liens or materialmen's liens in connection with such inspections and investigations. Seller shall have the right, at its option, to cause a representative of Seller to be present at all such inspections, reviews and examinations. Purchaser shall keep all information or data received or discovered in connection with such due diligence (the "Confidential Information") strictly confidential; provided, however, Purchaser may disclose such Confidential Information if required by law and to Authorized Representatives. Purchaser shall indemnify, protect, defend and hold Seller harmless from and against any obligation, liability, claim (including any claim for damage to property or injury to or death of any persons), lien or encumbrance, loss, damage, cost or expense, including attorney's fees, in any way caused by the inspections or examinations of the Assets by Purchaser or its authorized representatives. The foregoing indemnification shall survive the Closing or the termination of this Agreement for any reason.

6.2              Right of Termination  Right of Termination.
Notwithstanding anything in this Agreement to the contrary, Purchaser shall have the right, for any reason in Purchaser's sole and absolute discretion, to terminate this Agreement by written notice to Seller and Title Company on or before the expiration of the Inspection Period and Title Company shall immediately deliver to Seller the Initial Escrow Deposit and any interest thereon. In the event the Transaction does not close for any reason, Purchaser shall deliver to Seller all materials, studies or documents received from third parties or from Seller relating to the Assets and copies of tests and studies received by Seller from third parties relating to the physical condition of the Assets, without representation or warranty of any type.

                       7         ARTICLE

                 REPRESENTATIONS AND WARRANTIES

7.1 Purchaser's Representations and Warranties. Purchaser makes the following representations and warranties, as of the date of execution of this Agreement, which shall survive Closing and conveyance of the Assets to Purchaser:

(a) Authority. Purchaser is a corporation, duly formed, organized, existing and in good standing under the laws of the State of Alabama; Purchaser has full legal right, power and authority to execute and fully perform its obligations under this Agreement, without the need for any further action under its governing instruments; and the person executing this Agreement and the other documents required hereunder is the duly designated officer of Purchaser and is authorized to do so.

(b) Inspection. Purchaser has made, or will make prior to expiration of the Inspection Period, an independent investigation, to the extent Purchaser deems necessary or appropriate, concerning the physical condition, value, development, use, marketability, feasibility and suitability of the Assets, including, without limitation, land use, zoning and other governmental restrictions.

(c) No Other Seller Representations. Except as expressly set forth herein, Purchaser acknowledges that no representations or warranties, express or implied, have been made by Seller or Seller's representatives.

(d) "AS IS, WHERE IS". PURCHASER HEREBY EXPRESSLY ACKNOWLEDGES THAT IT HAS INSPECTED AND EXAMINED OR WILL INSPECT AND EXAMINE THE ASSETS TO THE EXTENT DEEMED NECESSARY BY PURCHASER IN ORDER TO ENABLE PURCHASER TO EVALUATE THE PURCHASE OF THE ASSETS. PURCHASER REPRESENTS THAT IT IS A KNOWLEDGEABLE PURCHASER OF REAL ESTATE AND OFFICE DEVELOPMENTS AND THAT, EXCEPT AS SET FORTH IN SECTION OR THE DOCUMENTS DELIVERED PURSUANT TO SECTION , IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER'S CONSULTANTS, AND THAT PURCHASER HAS CONDUCTED OR WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE ASSETS, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND IS RELYING OR WILL RELY UPON SAME, AND SHALL ASSUME THE RISK OF ANY ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT PURCHASER IS ACQUIRING THE ASSETS ON AN "AS IS, WHERE IS, WITH ALL FAULTS" BASIS WITHOUT REPRESENTATIONS, WARRANTIES OR COVENANTS, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE OTHER THAN THOSE SET FORTH HEREIN AND IN THE DOCUMENTS OF TRANSFER RELATING TO THIS TRANSACTION. THE PROVISIONS OF THIS SECTION SHALL BE CONTAINED IN THE DEED TO BE DELIVERED TO PURCHASER AT CLOSING AND SHALL SURVIVE CLOSING AND THE FUTURE TRANSFER OF ANY OR ALL OF THE ASSETS BY PURCHASER.

     Initialed by:


     Seller              Purchaser

7.2  Seller's Representations and Warranties.
Seller makes the following representations and warranties, as of the date of execution of this Agreement, which shall survive Closing (to the extent set forth in Section ) and conveyance of the Assets to
Purchaser:

(a) Authority. Seller is a limited partnership, duly formed, organized, existing and in good standing under the laws of the State of Delaware. Seller is currently registered as a foreign limited partnership with the Texas Secretary of State. Seller has full legal right, power and authority to execute and fully perform its obligations under this Agreement, without the need for any further action under its governing instruments. The persons executing this Agreement and the other documents required hereunder are the duly designated representatives of Seller and are authorized to do so.

(b) Litigation. There are no actions, suits or proceedings pending or, to Seller's actual knowledge, threatened against, by or affecting Seller which affect title to the Assets or which question the validity or enforceability of this Agreement or of any action taken by Seller under this Agreement, in any court or before any governmental authority, domestic or foreign.

(c) Indefeasible Title. At the Effective Date and as of Closing, Seller will own the Personal Property free and clear of all liens, claims, encumbrances, and rights of others, except for the Permitted Exceptions and the leased or financed equipment disclosed pursuant to the Information Schedules, and will convey same to Purchaser. Seller is not a party to any contract agreement, or commitment to sell, convey, assign, transfer or otherwise dispose of any portion or portions of the Assets.

(d) FIRPTA. Seller is not a "foreign person" (as defined in the Internal Revenue Code and Income Tax Regulations). The provisions of the Foreign Investment in Real Property Tax Act of 1980, as amended, are not applicable to the Transaction.

(e) Condemnation. Seller has received no written notice of any condemnation proceedings relating to the Property.

(f) Governmental Notice. To Seller's actual knowledge, Seller has received no written notice from any governmental entity and has no actual knowledge of any violations or potential violation of any zoning, building, health, environmental or other laws, codes or ordinances, regulations, orders or requirements of any city, county, state or other governmental authority having jurisdiction thereof.

(g) Rent Roll. To Seller's actual knowledge, the Rent Roll, Delinquency Reports (if attached), Security Deposit Schedule and Commissions Schedule are each attached hereto as part of Exhibit and are accurate in all material respects.

(h) Leases. To Seller's actual knowledge, the Leases scheduled and identified on the Rent Roll attached hereto are the only leases or other agreements for use, occupancy or possession presently in force with respect to all or any portion of the Assets.

(i) Estoppel Representation. To Seller's actual knowledge, the Leases scheduled and identified on the Rent Roll are all presently in full force and effect, have not been modified, supplemented or amended except as set forth on the Rent Roll, and are the entire agreement between Seller and the "lessees" or "tenants" thereunder; Seller has fully and completely performed all of the duties and obligations of the "lessor" or "landlord" under the Leases arising on or before the date hereof, there are no obligations of the "lessor" or "landlord" under any of the Leases to make or to pay for any improvements, alterations or additions to the premises covered thereby except as indicated in the Leases; there are no defaults by the "lessees" or "tenants" under any of the Leases; there are no rentals which have been paid under any of the Leases more than one (1) month in advance except as indicated on the Rent Roll; except as indicated in the Leases there are no rent concessions or offsets with respect to any of the Leases; except as indicated in the Leases there are no options in favor of the "lessees" or "tenants" under any of the Leases to purchase all or any portion of the Property, except as indicated in the Leases, there are no options in favor of the "lessees" or "tenants" to renew or extend the term of any of the Leases. This representation shall terminate and be of no further force or effect as to each Lease upon the delivery to Purchaser of a Tenant's Estoppel Certificate in the form attached hereto without any material modification thereto so long as such estoppel certificate is consistent with the substance of this representation and the terms of such Tenant's Lease.

(j)              Contract Schedule.  To Seller's actual
knowledge, the Contract Schedule sets forth all Contracts pertaining to the Assets. Seller shall cause any property management agreements applicable to the Parcels to be terminated as of the Closing.

(k) Environmental Matters. For the purpose of this Agreement, the term "Hazardous Materials" shall mean (i) each and every substance included within the term "hazardous substance" or "hazardous waste" as defined in any one or more of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.A. Section 9601 et seq. (as heretofore amended), the Hazardous Materials Transportation Act of 1975, 49 U.S.C.A. Section 1801 et seq. (as heretofore amended), the Resource Conservation and Recovery Act of 1976, 42 U.S.C.A.
Section 6901 et seq. (as heretofore amended) and any other federal, state or local environmental laws or regulations now or hereafter enacted; (ii) all substances to which the rules and regulations promulgated by any Federal or state agency pursuant to any one or more of said statutes applies; and (iii) any and all petroleum products and petroleum derivatives. Seller represents unto Purchaser that the following matters are true as of the date of execution of this Agreement by Seller, and shall survive Closing and not merge into any documents delivered at
Closing:

           (i) Seller has no actual knowledge of any (i) currently existing violations of federal, state, county or municipal environmental laws in respect to the Parcels, or (ii) past, pending or threatened administrative or judicial litigation or other legal proceedings including, without limitation, any enforcement proceeding under any federal, state, county or municipal statute, ordinance, rule or regulation concerning
Hazardous Materials, relating to the Assets, or of any settlement thereof;

           (ii) Seller has no actual knowledge of any underground storage tanks ("USTs") located on or below the Land;

                        8     ARTICLE

                            COVENANTS
8.1              Covenants of Seller  Covenants of Seller.
Seller covenants and agrees with Purchaser as follows:

(a) Access. Subject to the terms and conditions of Section , during normal business hours prior to Closing, Seller agrees to give to Purchaser and its agents and representatives reasonable access to the Assets and the books and records directly relating to the ownership, management, maintenance and operation of the Assets, and all documents directly pertaining to the Assets that are in the possession of Seller, or any of Seller's agents. Prior to Closing, Seller will furnish Purchaser with such additional financial and operating data and other information reasonably available to Seller as may be reasonably necessary for Purchaser to thoroughly evaluate the Assets, including, without limitation, updated rent rolls, commissions schedule, operating statements and contract information.

(b) Operation of Assets Prior to Closing. Prior to Closing, Seller shall: (i) not cancel or permit cancellation of any hazard or liability insurance carried with respect to the Assets; (ii) operate the Assets on a basis consistent with historical operations including, without limitation, undertaking all reasonably required ordinary maintenance and repair of the Improvements (but not including any capital or extraordinary expenditures) or (iii) undertake any required tenant improvements relating to new or renewal leases in compliance with the Leases and subject to reimbursement by Purchaser at Closing in accordance with the terms hereof. Prior to Closing, Seller will not, without the prior written consent of Purchaser, amend, renew, extend modify or terminate any Contract. Provided, in the event Seller provides Purchaser with any proposed Contract, and Purchaser does not object to the terms thereof within five (5) business days, Purchaser shall be deemed to have approved such Contract and agreed to assume Seller's obligations thereunder at Closing. With respect to Contracts in effect on the Effective Date, Seller shall, to the extent cancellable, cancel any Contracts upon Purchaser's written request prior to Closing. In addition, Seller shall terminate any Contracts which may not be assumed pursuant to the terms thereof. Contracts terminated pursuant to this section shall be referred to herein as the "Terminated Contracts".

(c) Payments. Subject to Section , Seller will cause to be paid when due or shall be responsible for all trade accounts and costs and expenses of operation and ordinary maintenance of the Assets incurred to the Closing Date.

(d) Cooperation. Seller will reasonably assist and cooperate with any environmental evaluation, study or audit of the Assets prepared by, for or at the request of Purchaser.

(e)              Notification of Subsequent Events.  Prior to
Closing, Seller shall notify Purchaser of any written notice received by Seller of any material adverse change in or to the Assets.

(f) Estoppel Certificates. Seller shall use reasonable efforts to deliver estoppel certificates in material conformance with the form attached hereto as Exhibit -1 from all Tenants and shall provide a Seller estoppel certificate in the form attached hereto as Exhibit -2 for each tenant not providing an estoppel certificate. Upon receipt of an estoppel certificate from a tenant, any previously delivered Seller estoppel certificate relating to such tenant shall be of no further force or effect if materially consistent with such tenant estoppel. Notwithstanding anything in this Agreement to the contrary, in the event Seller fails to deliver, prior to Closing, Tenant estoppel certificates regarding at least seventy-five percent (75%) of the tenants in each Building and every Tenant leasing 5,000 square feet or more, which are consistent with the Rent Roll, the terms of such Tenant's Lease and do not indicate any material default of any party to said Lease, Purchaser may terminate this Agreement.

(g) State of Repair. In the event Purchaser identifies any material defect in the Improvements within ten
(10) business days following the Effective Date, Purchaser shall have the right to notify Seller of the same, and in such event, Seller shall notify Purchaser within five (5) business days following such notice that it either (a) elects to cure such defect, in which event Seller shall proceed to cure the same prior to the Closing Date, and it shall be a condition of Purchaser's obligations hereunder that such defect be cured to Purchaser's reasonable satisfaction; (b) elects to credit Purchaser at Closing with the cost of correcting such material defect, as reasonably estimated by Seller and Purchaser, or (iii) does not elect to cure such material defect or credit Purchaser at Closing with the cost of correcting the same. In the event Seller notifies Purchaser that it elects to cure any such material defect and such defect has not been cured by the Closing Date, or if Seller notifies Purchaser that it does not elect to cure such defect or credit Purchaser with the cost therefor, Purchaser shall have the right to terminate this Agreement. For purposes hereof, a "material" defect shall be any defects or need for repairs, restoration, treatment or completion during the current twelve (12) month period following Closing the cost of correcting such defect exceeds $1,000,000 in the aggregate.

(h) Leasing. Seller (and/or Seller's agents), in consultation with Purchaser, shall continue in good faith to advance all leasing activities for the Assets including, without limitation, new leases, extensions, expansions, renewals or other modifications of any Lease. Notwithstanding any provision herein to the contrary, Seller shall not enter into any new lease, or any extension, expansion, renewal or modification of any Lease unless Purchaser approves the same in its reasonable discretion. Seller shall provide Purchaser with notice of any proposed modification, termination, extension or new Lease. Purchaser shall have five (5) business days within which to object to such proposed Lease. Any proposed Lease not objected to by Purchaser within such five (5) business day period shall be deemed approved by Purchaser and shall constitute Purchaser's agreement to pay any costs incurred in connection with such Lease, including, without limitation, leasing commissions and tenant improvement costs if, and only if, Closing occurs.

8.2   Mutual Release.  SUBJECT TO THE
EXPRESS INDEMNIFICATION OBLIGATIONS OF EITHER PARTY CONTAINED HEREIN OR IN THE DOCUMENTS OF TRANSFER TO BE EXECUTED AT CLOSING, EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND UPON THE ADVICE OF COUNSEL WAIVES AND RELEASES THE OTHER PARTY OF AND FROM ANY CLAIMS, ACTIONS, CAUSES OF ACTION, LIABILITIES, OBLIGATIONS, DAMAGES, COSTS, EXPENSES OR COMPENSATION WHATSOEVER, DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THAT A PARTY NOW HAS OR THAT MAY ARISE IN THE FUTURE ON ACCOUNT OF OR IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THE ECONOMIC, PHYSICAL OR ENVIRONMENTAL CONDITION OF THE ASSETS, INCLUDING, WITHOUT LIMITATION, ANY LIABILITY PERTAINING TO OR ARISING OUT OF ANY ENVIRONMENTAL LAW (ESTABLISHED BY EITHER COURT DECISION OR STATUTE), ORDINANCE OR REGULATION.

                        9    ARTICLE

                       CLOSING MATTERS

9.1              Conditions to Purchaser's Obligations
The obligations of
Purchaser to consummate the Transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions as of the Closing Date, except to the extent any such condition is waived in whole or in part by Purchaser in writing at or prior to Closing:

(a) Satisfaction. The representations and warranties of Seller contained in this Agreement shall have been true on the date of this Agreement and on Closing. Seller shall have performed all obligations and complied with all covenants required by this Agreement. All Title Defects, except Permitted Exceptions, shall have been cured by Seller or waived by Purchaser.
(b) No Injunction. On the Closing Date, there shall be no third party injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the Transaction not be consummated.

(c) Closing Deliveries. Seller shall have completed all the deliveries required to be made by Seller under Section of this Agreement.

(d) Estoppel Certificates. Purchaser shall have received Estoppel Certificates for all tenants of each Building pursuant to Section .

9.2              Conditions to Seller's Obligations
The obligations of Seller to consummate
the transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions as of the Closing Date, except to the extent any such condition is waived in whole or in part by Seller in writing at or prior to Closing:

(a)              Satisfaction.  The representations and
warranties of Purchaser contained in this Agreement shall have been true on the date of this Agreement and on Closing.
Purchaser shall have performed all obligations and complied with all covenants required by this Agreement.

(b) No Injunction. On the Closing Date, there shall be no third party injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the Transaction not be consummated.

(c) Closing Deliveries. Purchaser shall have completed all the deliveries required to be made by Purchaser under Section of this Agreement.

9.3  Closing Deliveries.
At Closing, Seller and Purchaser shall execute and deliver documents reasonably necessary to effectuate the Transaction, all of which shall be in a form reasonably acceptable to Purchaser and Seller, including, but not limited to, the following:

(a) Special Warranty Deeds. Special Warranty Deeds in form attached hereto as Exhibit subject only to the applicable Permitted Exceptions.

(b) Assignment and Bill of Sale. Assignment and Assumption Agreements and Bills of Sale in the form attached hereto as Exhibit , which shall provide that Purchaser shall assume Seller's obligations with respect to all Leases and all Contracts other than Terminated Contracts arising from and after the Closing Date.

(c)              Purchaser's Affidavit Regarding Inspections.
Affidavits of Purchaser regarding the completion of its inspection and analysis of the Assets in the form attached hereto as Exhibit .

(d) Escrow Agreement. If requested by Seller, the escrow agreement contemplated by Article hereof.

(e) Tenant Notice Letters. Notices to each tenant stating that Purchaser has agreed to assume the Seller's obligations under the Leases and setting forth the address for future rental payments.

(f)              Documents.  Originals, or certified copies of
(i) all Leases in force on the Closing Date covering portions of the Real Property and all other documents referred to in the Rent Roll, (ii) all Contracts and Permits of which Seller is aware transferred and assigned to Purchaser, (iii) all "as built" plans, specifications, surveys or other documents relating or pertaining to the Assets in the possession of Seller (collectively "Plans"), including, but not limited to, all records relating to repair, renovation and maintenance of the Assets; (iv) all notices to tenants relating to this Transaction and the receipt of security deposits as necessary or appropriate under applicable law; and (v) all other documents referred to in the schedules.

(g)              Rent Roll.  A current and updated certified Rent
Roll.

(h) FIRPTA. Affidavit from Seller that Seller is not a foreign person as defined in the Foreign Investment in Real
Property Tax Act of 1980, as amended, in the form attached hereto as Exhibit .

(i)             Purchase Price.  Purchaser shall deliver the
Purchase Price, as adjusted by prorations pursuant to the closing statement, in immediately available funds.

(j) Keys. All keys and master keys in Seller's possession or control to all locks located on the Real Property properly tagged for identification as well as cards keys and cards for the security systems, if any.

(k) Evidence of Authority. Both parties will deliver to the Title Company such evidence or documents as may reasonably be required by the Title Company or either party hereto evidencing the authority of any person or persons who are executing any of the documents required hereunder in connection with the Transaction.

(l) Miscellaneous. Such other documents as may be required under other provisions of this Agreement or as may reasonably be required by Purchaser to consummate the Transaction, so long as such document does not increase either party's liability or obligations hereunder, including, but not limited to a closing statement, standard title company affidavits, bring down certificates regarding representations and warranties, and evidence of title clearance matters including pay-off letters from any lenders.

9.4 Purchaser's Obligation to Timely Deliver Closing Deliveries. Purchaser shall deliver each of its Closing
Deliveries to Title Company before 11:00 a.m., central time, on the Closing Date. In the event Purchaser fails to do so, and provided Seller has delivered each of its Closing Deliveries to Title Company by such time, Seller shall have the following options: (i) suspend Closing to the next business day, in which event the closing statement shall be adjusted accordingly; or
(ii) suspend Closing to the next business day and Purchaser shall deliver additional funds equal to the product of the Purchase Price and 8%; divided by 360 and then multiplied by the number of calendar days for which Closing was delayed.

9.5   Knowledge as a Defense.
Seller shall have no liability with respect to a breach of the covenants, representations and warranties of Seller set forth in this Agreement or any documents delivered pursuant hereto to the extent that Purchaser proceeds with the closing of the Transaction contemplated with actual knowledge of such breach or such breach was otherwise disclosed to Purchaser in the Information Schedules or otherwise.

9.6  Limitations on Liability.
Notwithstanding anything to the contrary in this Agreement and without limitation upon the limitations elsewhere in this Agreement but subject to the provisions of Section ; under no circumstances, other than any acts or omissions of Seller constituting wilful misconduct or fraud, shall Seller be liable to Purchaser on account of this Agreement, any covenant, representation, warranty, or indemnification obligation herein, any document executed in connection with this Agreement or any transaction or matter contemplated hereby, in an aggregate amount in excess of One Million Five Hundred Thousand Dollars ($1,500,000.00), excluding Seller's obligation to remove any monetary liens relating to the Assets under Section and excluding obligations relating to retained liabilities under the documents of transfer executed at Closing. In the event of a breach of this Agreement by Seller, Purchaser shall not be entitled to recover special, incidental or consequential damages; provided, however, no limitation contained herein shall have any effect or limitation on Purchaser's rights or recoveries in the event of acts or omissions based upon Seller's willful misconduct or actual fraud.

9.7   Knowledge Standard.  As used
in this Agreement, "the Seller's actual knowledge" or "to Seller's knowledge" or any similar phrase, shall mean the actual knowledge of Mitch Mattingly only who is the representative of Seller with responsibility for the Assets after discussion with Seller's on site property managers; provided, however, that nothing in this Agreement shall be deemed to create or impose any personal liability of any kind on such individual.

9.8 Closing Contingent on Belvedere and Atrium at Bent Tree Closings. Each party hereto acknowledges and agrees that the Closing of this Transaction is contingent upon the closing of the Purchaser's acquisition of the Belvedere Building and the Atrium at Bent Tree Building pursuant to Belvedere Agreement. Notwithstanding anything herein to the contrary, in the event the Belvedere Agreement is terminated under circumstances whereby the Purchaser is entitled to a return of its escrow deposit pursuant to such agreement, then this Agreement shall be terminated and Purchaser shall likewise be entitled to a return of the Escrow Deposit hereunder. Notwithstanding anything herein to the contrary, in the event the Belvedere Agreement is terminated under circumstances whereby the Seller is entitled to receive the escrow deposit pursuant to such agreement, then this Agreement shall immediately terminate and Seller shall be entitled to receive the Escrow Deposit hereunder.

                        10         ARTICLE

                      DEFAULTS AND REMEDIES
10.1  Damages Against Purchaser.
If Purchaser defaults under any provision of this Agreement and Closing does not occur, then Seller shall be released from all obligations in law or equity to convey the Property to Purchaser. Purchaser and Seller agree that as Seller's sole remedy for a default hereunder, by written notice to Purchaser and Title Company, Seller shall be entitled to terminate this Agreement and be entitled to receive the Escrow Deposit plus accrued interest thereon as liquidated damages. Purchaser and Seller acknowledge and agree that actual damages will be extremely difficult and impractical to ascertain. Therefore, the sum represented by the Escrow Deposit plus any accrued interest thereon shall be deemed to constitute a reasonable estimate and agreed stipulation of Seller's damages and shall constitute Seller's sole and exclusive remedy in the event this Transaction fails to Close as a result of Purchaser's default. Notwithstanding the foregoing, Purchaser's liability under the last sentence of Section hereof and the last sentence of Section hereof shall remain in full force and effect.

10.2  Damages against Seller.
In the event that Seller fails to perform all of Seller's material obligations under this Agreement and Purchaser performs all of its obligations or tenders performance, including the obligation to consummate the Transaction, then Purchaser may make written demand to Seller for performance of this Agreement. If Seller fails to comply with Purchaser's written demand within five (5) days after receipt of such written demand for performance, Purchaser shall have the exclusive right to (i) waive such default, (ii) seek specific performance of Seller's obligations under this Agreement, or (iii) terminate this Agreement and promptly receive its actual out-of-pocket damages up to $200,000 in the aggregate. In all events of termination other than as contemplated by Sections and , Seller shall be entitled to the Escrow Deposit. Seller agrees that the Assets are unique and that damages for failure by Seller to consummate the Transaction will be impracticable and extremely difficult to determine. Therefore, in the event that Seller fails or refuses to consummate the Transaction and Purchaser seeks specific performance, Seller specifically agrees that the remedies of specific performance are appropriate remedies for Purchaser, and Seller waives and agrees not to assert any claim or defense that specific performance is not an appropriate remedy for Purchaser. If specific performance is not available, Purchaser will have the right to seek, prove and recover its actual out-of-pocket damages up to $200,000 in the aggregate for this Agreement. The parties acknowledge and agree that the provisions of this Section apply to breaches by Seller discovered or known to Purchaser prior to Closing and that the provisions of Sections and apply to breaches by Seller discovered post-Closing even if such relates to acts or omissions which actually occurred prior to Closing.



     Initialed by:

                              _______________
                              ______________
                              Seller
                              Purchaser

                        11.1         ARTICLE

                          RISK OF LOSS

11.1    Risk of Loss.  Prior to Closing,
Seller shall have full risk of loss or damage with respect to the Assets. Upon Closing, full risk of loss or damage with respect to the Assets shall pass to Purchaser. For purposes of this
Article 9, "loss or damage" shall mean the following: (i) any loss, damage, destruction or injury by fire, storm, accident, flood or other casualty or hazard to the Assets; and (ii) any condemnation, eminent domain or other similar proceeding.

11.2  Minor Damage.  In the event of
loss or damage to the Real Property or any portion thereof (the "premises in question") which is not "major" (as hereinafter defined), this Agreement shall remain in full force and effect provided Seller either: (i) performs any necessary repairs prior to Closing, (ii) reduces the cash portion of the Purchase Price in an amount equal to the reasonable estimated cost of such repairs, Seller thereby retaining all of the Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question, or (iii) assigns its interest in any insurance proceeds to Purchaser together with an amount equal to any applicable deductible relating thereto. In the event Seller elects to perform repairs upon the Real Property, Seller shall use reasonable efforts to complete such repairs promptly and to Purchaser's reasonable satisfaction and if necessary, the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs; provided, however, Closing may not be extended for a period of more than thirty (30) days without the prior consent of Purchaser.

11.3    Major Damage.  In the event of a
"major" loss or damage or if Seller commits to repair any portion of the Assets and fails to do so, Purchaser may either (i) terminate this Agreement and immediately receive a refund of the Escrow Deposit and all interest thereon, or (ii) it may proceed with this Transaction and receive Seller's insurance proceeds or condemnation award, if any, for such damage, plus payment from Seller of the amount of the applicable insurance deductible relating thereto. In such event, Seller shall execute all documents reasonably requested by Purchaser to assign Seller's rights and interest to such insurance proceeds.

11.4  Definition of Major Loss or Damage.
For purposes of Sections  and , "major"
loss or damage refers to the following: (i) loss or damage to the Assets or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage or loss would be, in the certified opinion of a mutually acceptable architect, equal to or greater than $500,000.00, or (ii) any loss or damage due to a condemnation which permanently or materially impairs the current or intended use of the Assets, or (iii) if any Tenant who occupies more than 10,000 square feet is permitted to terminate and actually terminates its Lease as a result of such loss or damage.

                        12         ARTICLE

                       GENERAL PROVISIONS

12.1 Brokerage Commission tc " Brokerage Commission" \l 2 . Seller shall pay any and all brokerage commissions due to Davidson Conine and Bradford Company pursuant to a separate written agreement. Purchaser shall pay an additional amount of $20,000 to Bradford Company in reimbursement for certain costs incurred by Bradford Company in connection with this transaction. If the purchase and sale hereunder does not close for any reason, including default by either Seller or Purchaser, then no commission or reimbursement shall be due by any party hereto. Except as set forth in the preceding sentence, Seller and Purchaser represent to each other that they have acted directly and independently with the other as principals and that neither Seller nor Purchaser have retained or authorized the services of any broker or finder with respect to this Transaction. Seller agrees to indemnify and hold Purchaser harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Seller. Purchaser agrees to indemnify and hold Seller harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Purchaser.

12.2  Confidentiality.  Unless Seller
otherwise agrees in writing, Purchaser agrees that all proprietary information regarding the Improvements of whatsoever nature made available to it by Seller or Seller's agents or representatives or developed by Purchaser, is confidential and shall not be disclosed to any other person except those assisting Purchaser with this Transaction, or Purchaser's lender, if any. The provisions of the foregoing sentence shall not apply to any information which is otherwise available to the public or which has been obtained from sources that are not subject to a similar confidentiality restriction or to disclosures as required by law. Further, Purchaser agrees not to use any Confidential Information (as defined in Section ) for any purpose other than to determine whether to proceed with the Transaction contemplated by this Agreement. Upon Closing, all such Confidential Information shall be the sole and exclusive property of Purchaser and not subject
in any manner to this confidentiality restriction.   Provided,
however, in the event the Transaction contemplated by this Agreement does not close for any reason, the provisions of this Section shall survive the termination of this Agreement for a period of two years.

12.3  Entire Agreement.  This
Agreement, together with all exhibits or schedules either attached or delivered pursuant hereto and other agreements expressly referred to herein, constitutes the entire agreement between the parties with respect to the purchase and sale of the Assets. All prior to or contemporaneous agreements, understandings, representations, warranties and statements, oral or written, are superseded.

12.4   Further Assurances.  The
parties agree to take such further action and execute such documents and instruments as may be reasonably required in order to more effectively carry out the terms of this Agreement and the intentions of the parties.

12.5  Modification, Waiver.
Except as expressly contemplated herein, no modification, waiver, supplement or discharge of this Agreement shall be valid unless the same is in writing and signed by the party against whom the enforcement thereof is or may be sought. No waiver of a breach of any of the terms, covenants or conditions of this Agreement by either party shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. No waiver of any default by either party hereunder shall be implied from any omissions by either party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect a default other than as specified in such waiver.

12.6   Severability.  If any term,
provision, covenant or condition of this Agreement is held to be invalid, void or otherwise unenforceable to any extent by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby, and each term, provision, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

12.7    Successors.  Subject to the
restriction on assignment provided herein, all terms of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

12.8   Assignment.  Purchaser may assign
its rights under this Agreement to a wholly owned subsidiary of Purchaser or affiliate of Purchaser or to a limited partnership or LLC controlled by either Purchaser or its wholly owned subsidiary without Seller's consent; provided, however, no such assignment shall relieve Purchaser of its obligations hereunder and the assignee must sign an assumption agreement in form reasonably acceptable to Seller. Except as contemplated by the preceding sentence, Seller and Purchaser shall not assign their respective rights, obligations or interest under this Agreement without the prior written consent of the other.

12.9 Survival of Representations and Warranties. All obligations hereunder to be performed after Closing, and all warranties and representations contained herein, shall survive Closing and the delivery of the Special Warranty Deed to Purchaser for a period of only 365 days after Closing, at which time such warranties, representations and covenants shall terminate. Provided, however, the terms of this Section shall not be deemed to extend the specific period for performance of any obligations to be performed hereunder subsequent to Closing. In order to perfect any cause of action resulting from a breach hereof written notice of such breach must be delivered prior to the expiration of the 365 day period and any resulting cause of action must be commenced within 485 days after Closing.

12.10   Attorneys' Fees.  If either
party commences legal proceedings for any relief against the other party arising out of this Agreement, the losing party shall pay the prevailing party's reasonable attorneys' fees.

12.11 Time. Time is of the essence with respect to this Agreement.

12.12   No Other Inducement.  The
making, execution and delivery of this Agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those expressed herein.

12.13  Computation of Time Periods.
All periods of the time referred to in this Agreement shall include all Saturdays, Sundays and state or national holidays, unless the period of time specifies business days, provided that if the date or last date to perform any act or give any notice or approval shall fall on a Saturday, Sunday or state or national holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or state or national holiday.

12.14  Notices.  Any notice, request,
instruction or other document to be given or furnished under this Agreement by either party to the other party or to the Title Company shall be in writing and shall be delivered personally or shall be sent by facsimile transmission (with a copy sent by regular U. S. mail) or registered or certified mail, postage prepaid, or by prepaid overnight delivery service, at the address or telecopy number in this Section or to such other address, telecopy number of person as either party may designate by written notice to the other party. A notice, request, instruction or other documents shall be deemed to be given (a) when delivered personally as acknowledged by a receipt, (b) sent by facsimile transmission (with a copy sent by regular U. S.
mail), (c) if sent by certified mail, at the time the delivery is indicated on the duly completed United States Postal Service return receipt, or (d) if by overnight delivery service, the next business day as indicated on the records of or certificates provided by the overnight delivery service.

     Seller:        Parkway Properties LP
          Attention: Mitch Mattingly

Office Address:     12012 Wickchester, Suite 115
               Houston, Texas 77079

Telephone Number:   (281) 597-9475
Telecopy Number:    (281) 597-9575

with a copy to:     Forman, Perry, Watkins, Krutz & Tardy, PLLC
               Attention: Steven M. Hendrix

Office Address:     188 E. Capitol Street, Suite 1200
               Jackson, Mississippi  39225-2608

Telephone Number:   (601) 960-8603
Telecopy Number:    (601) 960-8609

          Purchaser:          Triad Properties Corporation
               Attention: Mr. William Stroud

Office Address:     200 Clinton Avenue, W., Suite 1001
               Huntsville, Alabama 35801

Telephone Number:   (205) 551-1000
Telecopy Number:    (205) 539-5500

with copy to:       Kilpatrick Stockton LLP
                         Attention: Nancy Gilreath

Office Address:     1100 Peachtree Street, N.E.
               Atlanta, Georgia 30309

Telephone Number:   (404) 851-6565
Telecopy Number:    (404) 851-6555

12.15   Headings.  The captions and paragraph
headings used in this Agreement are inserted for convenience of reference only and are not intended to define, limit or affect the interpretation or construction of any term or provision hereof.

12.16   Exhibits.  All schedules or exhibits
referred to herein or attached hereto are incorporated herein by this reference.

12.17   Counterparts.  This Agreement may
be executed in multiple copies, each of which shall be deemed an original, but all of which shall constitute one Agreement binding on all parties.

12.18   Governing Law.  This Agreement
shall be governed, construed and enforced in accordance with the laws of the State of Texas.

12.19   Effective Date.  The date of
delivery to Title Company of a fully executed counterpart of this Agreement, as evidenced by Title Company's notation in the space set forth below, shall be deemed the effective date of this Agreement (the "Effective Date").

                        13         ARTICLE

                        LIKEKIND EXCHANGE

13.1    LikeKind Exchange.  Seller
may convey the Parcels or any portion thereof or interest therein as part of one or more Internal Revenue Code Section 1031 Tax Deferred Exchanges for its benefit. In such event, Seller shall have the right to assign all contract rights and obligations hereunder to a qualified intermediary, or to cause the proceeds of the sale of the Real Property to be placed into a qualified escrow account as a part of, and in furtherance of, such tax deferred exchange. Purchaser agrees to assist and cooperate in any such exchange, and Purchaser further agrees to execute any and all documents as are reasonably necessary in connection with any such exchange. Purchaser shall not be obligated to incur any cost or expense in connection with any such exchange, other than that which Purchaser elects to incur to have its counsel review the documents and instruments incident thereto. As part of any such exchange, Seller shall convey the real property described herein directly to Purchaser and Purchaser shall not be obligated to acquire or convey any other property as part of any such exchange.

     IN WITNESS WHEREOF, Seller and Purchaser have executed this
Agreement as of the Effective Date.

                              SELLER:

                                                       PARKWAY
                              PROPERTIES LP
                                                       a Delaware
                              limited partnership

                                                            By:
                                   Parkway Properties General
                                   Partners, Inc.,

                              a Delaware corporation, its
                                   general partner


Executed by Seller, this
                                   By:___________________________
                                   _______
____ day of April, 1998            .
                                   Name:_________________________
                                   ______

Title:________________________
                                   ________


By:

Name:

Title:

                              PURCHASER:
                                                       TRIAD
                              PROPERTIES CORPORATION


Executed by Purchaser, this
_____ day of April, 1998.               By:
                              Name:
                              Title:

                    ACKNOWLEDGMENT BY BROKERS

     The undersigned brokers hereby acknowledge and agree to the provisions of Section of this Agreement regarding commissions.

                                                       Davidson
                              Conine


                         By:________________________________
                              __

                         Name:______________________________
                              _

                         Title:_____________________________
                              ___

                                                       Bradford
                              Company


                         By:________________________________
                              __

                         Name:______________________________
                              _

                         Title:_____________________________
                              ___

                 ACKNOWLEDGMENT BY TITLE COMPANY


     Title Company hereby agrees to perform its obligations under this Agreement and acknowledge receipt of (a) the Escrow Deposit from Purchaser in the amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) on the _____ day of April, 1998 and (b) a fully executed counterpart of this Agreement on the _____ day of April, 1998.


                              Chicago Title Insurance Company



                                                       By:
                                                       Name:
                                        Title:
                             EXHIBIT

           LIST OF MATERIAL ITEMS OF PERSONAL PROPERTY


                             EXHIBIT

                    Courtyard at Arapaho Land

                        LEGAL DESCRIPTION

                         (See attached)

                             EXHIBIT

                       Fairway Plaza Land

                        LEGAL DESCRIPTION

                         (See attached)
                             EXHIBIT

                  ALLOCATION OF PURCHASE PRICE



          Parcel                             Price

                                   1.   Courtyard at Arapaho
                                        Parcel
                                        $17,500,000

                                   2.   Fairway Plaza Parcel
                                        $ 8,200,000


                             EXHIBIT

                       CONTRACTS SCHEDULE


                   Courtyard at Arapaho Parcel

                         (See attached)
                             EXHIBIT

                       CONTRACTS SCHEDULE


                      Fairway Plaza Parcel

                         (See attached)

                             EXHIBIT

                            RENT ROLL



                  Courtyard at Arapaho Building

                         (See attached)
                             EXHIBIT

                            RENT ROLL


                     Fairway Plaza Building

                         (See attached)



                           EXHIBIT -1

               FORM OF TENANT ESTOPPEL CERTIFICATE

Triad Properties Corporation
200 Clinton Avenue West, Suite 1001
Huntsville, Alabama 35801

     RE:  _______________________


Gentlemen:

     The undersigned as Tenant hereby certifies to Parkway
Properties LP and its successors or assigns and lenders
("Purchaser") that:

          (a)  It is a Tenant of a portion of the
          captioned property under a certain lease (the
          "Lease") as follows:

               Landlord:

          Tenant:

          Lease Dated:

          Amendment(s) or Modifications(s) Dated (if any):

          Current Annual Base Rent:

          Current CAM or Operating Expense Charges and Base Year or
          Expense Stop:

          Square Footage:

          Original term (or current option period, if applicable) expires:

          Security Deposit and/or Lease Deposit (if any):  $

          Outstanding Tenant Improvement Allowance (if any):
$_______________

          Outstanding Leasing Commissions (if any):
$______________

          (b) All rentals payable under the Lease have been paid through ______, 19___; and except for _________, no rent has been paid more than one month in advance of its due date.

          (c) That attached hereto as Exhibit A is a true and complete copy of the Lease and all amendments thereto.
          Please attach a complete copy of the Lease and all amendments thereto.

          (d) The Lease sets forth the entire agreement between the Landlord and Tenant, is in full force and effect in accordance with its terms and has not, in any way, been amended or modified in any manner.

          (e) Tenant has unconditionally accepted and is currently occupying the leased premises, is paying rent under the Lease without claim or right of set-off, or claim of any default by the Landlord, and is now conducting business on the premises.

          (f) There exists no default by either party to the Lease, or other grounds for ceasing or reducing the payment of rental, or for cancellation or termination of the Lease in any manner.

          (g) All requirements of the Lease have been complied with and all improvements required to be made by Landlord have been completed and no charges, set-offs or other credits exist against the rentals.

          (h) The Lease contains, and Tenant has: (i) no outstanding options or rights of first refusal to purchase the leased premises nor any part of the real property of which the leased premises are a part; (ii) no expansions options, other than _______; (iii) no cancellation options, other than _______; and (iv) no renewal options, other than __________.

          (i) Tenant has not assigned, pledged, mortgaged, sublet, encumbered or otherwise transferred any of its interest under the Lease and has received no notice of any assignment, mortgage or encumbrance of the Lease by Landlord.


     Tenant understands that Purchaser is relying on the above representations in connection with the purchase of the above referenced building and does hereby warrant and affirm to and for the benefit of Purchaser, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.


Date:_________________
                                   By:
                                   Name:
                                   Title:

                                   Current Notice Address:
                                   ___________________________
                                   ___________________________
                                   ___________________________

                           EXHIBIT -2

               FORM OF SELLER ESTOPPEL CERTIFICATE

[Purchaser]

     RE:  _____________

Gentlemen:

     The undersigned as Landlord hereby certifies to [Purchaser] and its successors and assigns and lenders ("Purchaser") that, to its actual knowledge:

          (a)  It is a Landlord of a portion of the
          above referenced property under a certain lease (the "Lease") as follows:

               Landlord:

          Tenant:

          Lease Dated:

          Amendment(s) or Modification(s) Dated (if any):

          Current Annual Base Rent:

          Current CAM or Operating Expense Charges and Base Year or
          Expense Stop:

          Square Footage:

          Original term (or current option period, if applicable) expires:

          Security Deposit and/or Lease Deposit (if any):  $

          Outstanding Tenant Improvement Allowance (if any):
$_______________

          Outstanding Leasing Commissions (if any):
$______________

     (b) All rentals payable under the Lease have been paid through ________, 19___.

          (c) That attached hereto as Exhibit A is a true and complete copy of the Lease and all amendments thereto.
          Please attach a complete copy of the Lease and all amendments thereto.

          (d) The Lease sets forth the entire agreement between the Landlord and Tenant, is in full force and effect in accordance with its terms and has not, in any way, been amended or modified in any manner.

          (e) All requirements of the Lease have been complied with and no charges, set-offs or other credits exist against the rentals.

          (f) The Lease contains, and Tenant has, no outstanding options or rights of first refusal to purchase the leased premises nor any part of the real property of which the leased premises are a part. Except as set forth in the Lease, Tenant has no expansion, cancellation or renewal options.

          (g) Landlord has received no notice that Tenant has assigned, pledged, mortgaged, sublet, encumbered or otherwise transferred any of its interest under the Lease.

     (h) Landlord is not in default under the Lease, there is no material default on the part of Tenant thereunder, and Landlord has not within the previous ninety days received any written notice from Tenant claiming any right of set-off or default.

     (i) All improvements required to be made as of this date by Landlord under the Lease have been completed.

     Landlord understands that Purchaser is relying on the above representations in consenting to purchase the above referenced building. This Seller's Estoppel Certificate shall terminate upon the earlier of the delivery of a Tenant's Estoppel Certificate containing information consistent with the information set forth herein or one year after the date hereof.


Date:______________
                                   By:
                                   Name:

Title:__________________________




                             EXHIBIT

                  FORM OF SPECIAL WARRANTY DEED

THE STATE OF
                        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF


     THAT, Parkway Properties LP, a Delaware limited partnership (hereinafter called "Grantor"), for and in consideration of TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration to Grantor in hand paid by ______________, a ___________ (hereinafter called "Grantee"), the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD and CONVEYED, and by these presents does GRANT, SELL and CONVEY unto the said Grantee, all that certain lot, tract or parcel of land, together with all improvements thereon, lying and being situated in Dallas County, Texas described on Exhibit A attached hereto, together with all rights and appurtenances thereunto belonging or appertaining, and all rights, titles and interests of Grantor in and to any and all roads, easements, streets and ways within, adjacent or contiguous thereto (hereinafter collectively referred to as the "Property").

     This conveyance is subject to the valid and subsisting easements, restrictions, covenants, conditions and outstanding mineral and royalty interests affecting the Property described on Exhibit B attached hereto.

     TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto the said Grantee, its heirs, executors, legal representatives, successors and assigns forever; and Grantor does hereby bind itself, its heirs, executors, legal representatives, successors and assigns, to WARRANT and FOREVER DEFEND, all and singular the Property unto the said Grantee, its heirs, executors, legal representatives, successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise.

     GRANTOR HEREBY EXPRESSLY DISCLAIMS AND EXCLUDES ALL IMPLIED COVENANTS AND WARRANTIES OF EVERY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE IMPLIED COVENANTS PROVIDED FOR UNDER
SECTION 5.023 OF THE TEXAS PROPERTY CODE) EXCEPT FOR THE EXPRESS SPECIAL WARRANTY OF TITLE SET FORTH HEREIN. BY ITS ACCEPTANCE OF THIS DEED, GRANTEE HEREBY KNOWINGLY, VOLUNTARILY AND UPON THE ADVICE OF COUNSEL, WAIVES AND RELEASES SELLER OF AND FROM ANY CLAIMS, ACTIONS, CAUSES OF ACTION, LIABILITIES, OBLIGATIONS, DAMAGES, COSTS, EXPENSES OR COMPENSATION WHATSOEVER, DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THAT PURCHASER NOW HAS OR THAT MAY ARISE IN THE FUTURE ON ACCOUNT OF OR IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THE ECONOMIC, PHYSICAL OR ENVIRONMENTAL CONDITION OF THE SUBJECT PROPERTY, INCLUDING, WITHOUT LIMITATION, ANY LIABILITY PERTAINING TO OR ARISING OUT OF ANY ENVIRONMENTAL LAW (ESTABLISHED BY EITHER COURT DECISION OR STATUTE), ORDINANCE OR REGULATION.


     Grantee's address is
     ______________________________
     ______________________________
     ______________________________

     Current taxes on the Improvements have been prorated and payment thereof is assumed by Grantee.

     EXECUTED this ____ day of _________________________, 1998.

                                                       Parkway
                              Properties LP,
                                                       a Delaware
                              limited partnership

                                                            By:
                                   Parkway Properties General
                                   Partners, Inc.,

                              a Delaware corporation, its
                                   general partner



By:

Name:

Title:


By:

Name:

Title:


STATE OF __________
COUNTY OF _________

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _________, 19___, within my jurisdiction, the within named _________, who acknowledged that (he)(she) is ________________ of _______________, a ________ corporation which is the general partner of _________________, a _____________ partnership which is the sole general partner of ______________________, and that for and on behalf of the said partnership, and as its act and deed (he)(she) executed the above and foregoing instrument, after first having been duly authorized by said partnership so to do.

                         ____________________________________
                         NOTARY PUBLIC
My commission expires:
____________________
(Affix official seal, if applicable)


PREPARED BY:

Steven M. Hendrix
Forman, Perry, Watkins, Krutz & Tardy, PLLC
188 East Capitol Street
Suite 1200, One Jackson Place
Jackson, Mississippi 39201
Telephone: (601) 960-8600

AFTER RECORDING RETURN TO:

___________________________
___________________________
___________________________
___________________________
                             EXHIBIT

                             FORM OF
               ASSIGNMENT AND ASSUMPTION AGREEMENT
                        AND BILL OF SALE

     This ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE
("Assignment"), is made by and between Parkway Properties LP, a Delaware limited partnership ("Assignor") and _____________, a _____________ ("Assignee").

                      W I T N E S S E T H:

     WHEREAS, by Purchase and Sale Agreement ("Purchase
Agreement") dated as of _______, 1998, by and between Assignor and Assignee, Assignor agreed to sell to Assignee certain real property, and the improvements located thereon ("Assets") as more particularly described in the Purchase Agreement; and

     WHEREAS, the Purchase Agreement provides, inter alia, that Assignor shall assign to Assignee certain contractual and other intangible rights, that Assignee shall assume all of the obligations of Assignor with respect to the property so assigned from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Assignment. Assignor hereby assigns, sets over and transfers to Assignee all of Assignee's rights, title and interest in and to the tangible and intangible personal property owned by Assignor, located on the real property described on Exhibit A hereto, and used in the ownership, operation and maintenance of such real property including, without limitation, the following (collectively called the "Personal Property"):

                    (i)  All rights (if any) to use any trade
          names associated with the Assets to the extent such rights are assignable without expense to Assignor (but Assignor does not represent that it has exclusive rights to use such trade names and Assignor has not registered the same in any manner);

                    (ii) The items of personal property described on Exhibit B hereto;

                    (iii)     The interest of Assignor under the
          contracts and agreements described on Exhibit C hereto;

                    (iv) The interest of the landlord under the tenant leases encumbering the real property described on Exhibit D hereto (the "Leases");
                         (v)  The tenant security deposits
               described on Exhibit E hereto;

                    (vi) To the extent assignable without
          material expense to Assignor, the tenant lease files and correspondence relating to the Leases, plans and specifications with respect to the Real Property, promotional materials with respect to the leasing of space within the Real Property, warranties and guaranties relating to any of the other property to be conveyed pursuant to the Purchase Agreement, licenses
          and permits relating to the Real Property,   and the
          other property to be conveyed pursuant to the Purchase
          Agreement.

     2. Assignee's Assumption and Indemnification. Assignee hereby assumes the obligation to pay any and all liabilities and obligations arising or accruing under any of the property described in Paragraph 1 above on or after the effective date hereof. Assignee is only assuming those specific leases and contracts referenced on the attached exhibits. Assignee agrees to indemnify, defend and hold harmless Assignor from any loss, cost, claim, liability, expense or demand of whatever nature under any of the property described in Paragraph 1 above arising or accruing on or after the effective date hereof.

     3. Assignor's Indemnification. Assignor agrees to indemnify, defend and hold harmless Assignee from any loss, cost, claim, liability, expense or demand of whatever nature under any of the property described in Paragraph 1 above arising or accruing prior to the effective date hereof.

     4. Limitation of Liability. Notwithstanding anything in this Assignment to the contrary, each party acknowledges and agrees that no officer of Assignor or Assignee nor any trustee, beneficiary, or employee of either shall have any personal liability, directly or indirectly, under this Assignment, or under any certification, representation, warranty or other instrument delivered in connection herewith.

     5. Miscellaneous. This Assignment and the obligations of the parties hereunder shall survive the closing of the Transaction referred to in the Purchase Agreement, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State where the assets are located, applicable to agreements made and to be wholly performed within said State, and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

     Assignor does hereby bind itself, its legal representatives, successors and assigns, to SPECIALLY WARRANT, and FOREVER DEFEND title to the property conveyed hereby unto Assignee, its legal representatives, successors and assigns, against every person whomsoever lawfully claiming or to claim same or any part thereof, by, through or under Assignor, but not otherwise.

     EXCEPT AS EXPRESSLY PROVIDED IN SECTION OF THE PURCHASE AGREEMENT AND SUBJECT TO THE PROVISIONS AND LIMITATIONS CONTAINED IN THE PURCHASE AGREEMENT. ASSIGNOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY OF THE PROPERTY CONVEYED HEREBY OR ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. BY ITS ACCEPTANCE OF THIS ASSIGNMENT, ASSIGNEE ACKNOWLEDGES THAT IT HAS FULLY INSPECTED THE PROPERTY CONVEYED HEREBY AND THAT IT ACCEPTS THE PROPERTY CONVEYED HEREBY IN ITS PRESENT USED AND "AS IS" CONDITION. ASSIGNEE ACKNOWLEDGES AND BY REFERENCE INCORPORATES THE PROVISIONS OF SECTIONS , 7.4, AND OF THE PURCHASE AGREEMENT HEREIN.

     EXECUTED TO BE EFFECTIVE as of the ______ day of ________________, 1998.

                              ASSIGNOR:

                                                       Parkway
                              Properties LP,
                                                       a Delaware
                              limited partnership

                                                            By:
                                   Parkway Properties General
                                   Partners, Inc.,

                              a Delaware corporation, its
                                   general partner



By:

Name:

Title:



By:

Name:

Title:



                              ASSIGNEE:

                                                       TRIAD
                              PROPERTIES CORPORATION


                              By:
                              Name:
                              Title:

                             EXHIBIT

                             FORM OF
               PURCHASER'S AFFIDAVIT AND AGREEMENT

STATE OF __________

COUNTY OF_________

     This day personally came and appeared before me, the undersigned authority _____________________, __________________
of ________________ ("Purchaser"), who is knowledgeable of the facts stated herein and whose mailing address is _______________________, who, upon being duly sworn, stated under oath as follows that:

     1. Pursuant to that certain Purchase and Purchase Agreement ("Purchase Agreement") dated _________________, 1998 by and between Purchaser and Parkway Properties, Inc. ("Seller"), to Purchaser's knowledge, Purchaser has had full access to and has (to Purchaser's satisfaction) exercised its option to inspect and evaluate for potential purchase that certain property located in __________________ and more particularly described on Exhibit A attached hereto ("Assets") and all files of Seller relating thereto which Purchaser felt were important or material to Purchaser, and Seller made available to Purchaser all files of Seller relating to the Assets requested by Purchaser.

     2. Purchaser and experts of Purchaser's choice have had access to and have (to Purchaser's satisfaction) (i) physically inspected the Assets, (ii) analyzed the present and projected uses of the Assets, (iii) determined the fair market value of the Assets in its "As Is" condition (as defined in the Purchase Agreement) as of the closing date, and (iv) to the extent possible, independently verified all material documents and information provided to Purchaser by Seller and/or its agents which Purchaser deems necessary and material to close the Transaction under the Purchase Agreement, and (v) independently examined the Assets from a physical structural and environmental standpoint. Except as expressly otherwise provided in the Purchase Agreement, Purchaser accepts the Assets AS IS and releases Seller from and waives all claims and liability against Seller for or attributable to any structural, physical or environmental condition at the Assets, including without limitation, claims or liabilities relating to the presence, discovery or removal of any Hazardous Materials (as defined in the Purchase Agreement) in, at, about or under the Assets, or for, connected with or arising out of any and all claims or causes of action based upon CERCLA (Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.
9601 et seq., as amended by SARA (Superfund Amendment and Reauthorization Act of 1986), and as may be further amended from time to time), the Resource Conversation and Recovery Act of 1976, 42 U.S.C. 6901 et seq., or any related claims or causes of action or any other federal or state based statutory or regulatory causes of action for environmental contamination at, in or under the Assets. The agreements of Purchaser set forth in this Affidavit shall survive the closing of the Transaction under the Purchase Agreement and shall not be merged therein. Except as expressly otherwise provided in the Purchase Agreement, Purchaser is not relying upon any representation, inducement or unperformed promise of Seller or any of Seller's agents except to the extent such inducement, representation or unperformed promise is set forth in the Closing Documents executed by Seller contemporaneously herewith or as set forth in the Purchase Agreement. Purchaser hereby represents that Purchaser has relied upon Purchaser's own inspection and environmental reports in reaching its decision to purchase the Assets, and Purchaser is not relying upon inspection reports produced by Seller which may be incomplete and/or outdated.

     3. Purchaser acknowledges that it has received and reviewed (with the assistance of such experts as Purchaser as deemed appropriate) all information furnished by Seller regarding the Assets, including, but not limited to, information as may have related to its construction, history, current economic and leasing status, physical condition and prospects for future use or development, as Purchaser has deemed appropriate. BY FURNISHING THE MATERIALS, DOCUMENTS, REPORTS OR AGREEMENT DESCRIBED ABOVE, NEITHER SELLER NOR ANY OF SELLER'S AGENTS (DEFINED AS BROKERS, ON-SITE PROPERTY MANAGERS, CONTRACTORS, OR SIMILAR INDIVIDUALS OR ENTITIES ENGAGED BY SELLER RELATING TO OR INVOLVING THE PROJECT), NOR ANY PARTNER, OFFICER, DIRECTOR, EMPLOYEE, AGENT OR ATTORNEY OF SELLER, NOR ANY OTHER PARTY RELATED IN ANY WAY TO ANY OF THE FOREGOING SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO ANY MATTER SET FORTH, CONTAINED OR ADDRESSED IN SUCH MATERIALS, DOCUMENTS, REPORTS OR AGREEMENTS, INCLUDING, BUT NOT LIMITED TO, THE ACCURACY AND COMPLETENESS THEREOF EXCEPT TO THE EXTENT OF THE REPRESENTATIONS MADE BY SELLER IN SECTION OF THE PURCHASE AGREEMENT OR IN THE DOCUMENTS EXECUTED BY SELLER AT CLOSING.

     4. The representations, warranties and agreements of Purchaser made herein are in addition to (and not in limitation of) the representations, warranties and agreements of Purchaser made in the Purchase Agreement.

                              ACCEPTED AND AGREED TO:

                                                       TRIAD
                              PROPERTIES CORPORATION


                              By:
                              Name:
                              Title:


STATE OF __________

COUNTY OF_________

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _________, 19___, within my jurisdiction, the within named _________, who acknowledged that (he)(she) is ________________ of _______________, a ________________ corporation, and that for and on behalf of the said corporation, and as its act and deed
(he)(she) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the ____ day of
__________________, 1998.


_______________________________________
                              Notary Public, State of


MY COMMISSION EXPIRES:
__________________________         Personally known ______ OR
                              Produced Identification ______
                              Type of Identification Produced
_____


                             EXHIBIT

                             FORM OF
                        FIRPTA AFFIDAVIT

     Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding tax is not required upon the disposition of a United States real property interest by Parkway Properties LP, a Delaware limited partnership, the undersigned hereby certifies the following on behalf of Parkway Properties
LP:

     1. Parkway Properties LP is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax
Regulations); and

     2. Parkway Properties LP's U.S. employer tax identification number is 72-1344324; and

     3.   Parkway Properties LP's office address is One Jackson
Place, Suite 1000, 188 E. Capitol Street, Jackson, Mississippi
39201.

     Parkway Properties LP understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury, the undersigned authorized representatives of Parkway Properties LP declares that they have examined this certification and to the best of their knowledge and belief it is true, correct and complete, and further declare that they have authority to sign this document on behalf of Parkway Properties LP.

     Dated:  _________________, 1998


                                                       Parkway
                              Properties LP,
                                                       a Delaware
                              limited partnership

                                                            By:
                                   Parkway Properties General
                                   Partners, Inc.,

                              a Delaware corporation, its
                                   general partner



By:

Name:

Title:
                                                            By:
                                                            Name:

Title:


STATE OF __________

COUNTY OF _________

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _________, 19___, within my jurisdiction, the within named _________, who acknowledged that (he)(she) is ________________ of _______________, a ________________ corporation, and that for and on behalf of the said corporation, and as its act and deed
(he)(she) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


____________________________________
                              NOTARY PUBLIC

My commission expires:
____________________
(Affix official seal, if applicable)

STATE OF __________

COUNTY OF _________

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _________, 19___, within my jurisdiction, the within named _________, who acknowledged that (he)(she) is ________________ of _______________, a ________________ corporation, and that for and on behalf of the said corporation, and as its act and deed
(he)(she) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


____________________________________
                              NOTARY PUBLIC

My commission expires:
____________________
(Affix official seal, if applicable)










_______________________________
1